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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LTC Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2008

        The 2008 Annual Meeting of Stockholders of LTC Properties, Inc. will be held on Tuesday, June 10, 2008 at 10:00 a.m., local time, at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362 to conduct the following items of business:

  (1)
  To elect five directors to serve on the Board of Directors for the ensuing year and until the election and qualification of their respective successors;

  (2)
  To approve The 2008 Equity Participation Plan of LTC Properties, Inc.;

  (3)
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008; and

  (4)
  To transact such other business as may properly come before the meeting.

        Only stockholders whose names appear of record on our books at the close of business on April 23, 2008 are entitled to notice of, and to vote at, such 2008 Annual Meeting or any adjournments of such 2008 Annual Meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

PAMELA J. SHELLEY-KESSLER Senior Vice President, Chief Financial Officer and Corporate Secretary

Westlake Village, California
April 29, 2008

IMPORTANT:	Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope.

LTC PROPERTIES, INC.

PROXY STATEMENT

Solicitation

        This proxy statement is furnished to the stockholders of LTC Properties, Inc., a Maryland corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2008 Annual Meeting of Stockholders to be held on Tuesday, June 10, 2008 at 10:00 a.m., local time, at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362 and at any and all adjournments of our 2008 Annual Meeting. The approximate date on which this proxy statement and the form of proxy is first being sent to our stockholders is April 29, 2008.

Voting Rights

        On April 23, 2008, the record date for the determination of stockholders entitled to notice of, and to vote at, our 2008 Annual Meeting, we had 23,055,825 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters properly brought before the 2008 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the 2008 Annual Meeting.

Voting of Proxies

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

  •
  For election of the nominated slate of directors;

  •
  For approval of The 2008 Equity Participation Plan of LTC Properties, Inc.; and

  •
  For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.

        Our management and Board of Directors know of no matters to be brought before the 2008 Annual Meeting other than as set forth herein; no stockholder proposals were received by us by the deadline for inclusion of such proposals in this proxy statement. Other business may properly come before the 2008 Annual Meeting, and in that event, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Revocability of Proxy

        The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Corporate Secretary that the proxy is revoked, by delivering to us a later-dated proxy executed by the person executing the prior proxy, or by attending the 2008 Annual Meeting and voting in person.

        Our principal executive office is located at 31365 Oak Crest Drive, Suite 200, Westlake Village, CA 91361.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Code of Ethics

        LTC Properties, Inc. (or LTC) is committed to having sound corporate governance principles. To that end, we have adopted a Code of Business Conduct, Ethics and Corporate Governance applicable to our principal executive officer, principal financial officer, controller and other officers and employees. Our Code of Business Conduct, Ethics and Corporate Governance and our Corporate Governance Policies are available on our website (www.ltcproperties.com) or a printed version is available by request. If we amend or waive the Code of Business Conduct, Ethics and Corporate Governance with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website.

Board Structure and Committee Composition

        As of the date of this proxy statement, our Board of Directors (or Board) has five directors and the following three committees: (1) Audit; (2) Compensation; and (3) Nominating and Corporate Governance. On April 7, 2008, the Board nominated five incumbent directors for election at the Annual Meeting on June 10, 2008. Those nominated were Messrs. Dimitriadis, Hendrickson, King, Triche and Ms. Simpson. The function of each of the committees and the membership of the committees currently and during the last year are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website (www.ltcproperties.com) or a printed version is available by request. During fiscal 2007, the Board held nine meetings. Each Board member attended 100% of Board and Committee meetings in 2007. Our policy is to schedule our annual meeting of stockholders after consulting with each director regarding their availability to help ensure their ability to attend. All Board members at that time attended our 2007 Annual Meeting of Stockholders.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andre C. Dimitriadis
Boyd W. Hendrickson	*	*	•
Edmund C. King	•	*	*
Wendy L. Simpson
Timothy J. Triche, MD	*	•	*

*
Member

•
Chairman

Audit Committee

        The Audit Committee has direct oversight of all compliance related to financial matters, Securities and Exchange Commission (or SEC) reporting and auditing. The "Report of the Audit Committee of the Board of Directors" is contained herein on page 1. The charter of the Audit Committee is available on our website (www.ltcproperties.com) or a printed version is available by request. The Audit Committee met eight times during 2007.

        All members of the Audit Committee are independent within the meaning of the SEC's regulations, the listing standards of the New York Stock Exchange (or NYSE) and our Corporate Governance Policies. The Board has determined that Mr. King, the current chair of the Committee, is qualified as an "audit committee financial expert" as defined by SEC rules and that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee

        The Compensation Committee is responsible for establishing and governing our compensation and benefit practices. The Compensation Committee establishes our general compensation policies, reviews and approves compensation of our executive officers and oversees all of our employee benefit plans. The Compensation Committee's charter is available on our website (www.ltcproperties.com) or a printed version is available by request. In 2007, the Compensation Committee met four times. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the 2008 Annual Meeting of Stockholders or to fill Board vacancies; (ii) overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of our Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis our overall corporate governance policies and procedures and recommending improvements when necessary. Specifically, the Committee's key responsibilities are detailed in Section IV of the Nominating and Corporate Governance Committee Charter which is available on our website (www.ltcproperties.com) or a printed version is available by request.

        The Nominating and Corporate Governance Committee met two times in fiscal 2007. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Independent Directors Meetings

        Meetings of independent directors are held at regularly scheduled Board meetings throughout the year. Previously meetings were presided over by the Lead Director; however, any non-management director may request and preside over an Independent Director Meeting. On March 5, 2007, the Board elected to have each committee chairman preside over the Independent Director Meetings on a rotating basis. Currently, the Board has not appointed a Lead Director.

Communications with the Board

        Stockholders and all other parties interested in contacting members of the Board or its committees may send written correspondence to the Audit Committee Chairman of LTC Properties, Inc. at 31365 Oak Crest Drive, Suite 200, Westlake Village, California 91361. All such communications will be forwarded to the relevant director(s), except for solicitations or other matters unrelated to our company.

Consideration of Director Nominees

        The Board is responsible for the selection of candidates for the nomination or appointment of all Board members. The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, recommends candidates for election to our Board and considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from Nominating and Corporate Governance Committee members, directors and members of management. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Bylaws relating to stockholder nominations as described immediately below. Since 2007, there have been no material changes to the procedures by which stockholders may recommend nominees. Stockholders may submit recommendations in writing addressed to the Nominating and Corporate Governance Committee, LTC Properties, Inc., 31365 Oak Crest Drive, Suite 200, Westlake Village, CA 91361.

        Stockholders may directly nominate persons for director only by complying with the procedure set forth in our Bylaws. The Bylaws require that the stockholder submit the names of such persons in writing to our Corporate Secretary not less than 60 days nor more than 150 days prior to the first anniversary of the date of the preceding year's Annual Meeting. The nominations must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to the stockholder giving the notice (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of our capital stock which are beneficially owned by such person on the date of such stockholder notice, (d) such nominee's consent to serve as a director if elected and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our books, of such stockholder to be supporting such nominees and (b) the class and number of shares of our capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

        Once a prospective nominee has been identified, by either the Nominating and Corporate Governance Committee or proposed by the stockholders, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the prospective candidate. This initial determination would include whatever information is provided with the recommendation of the prospective candidate and the Nominating and Corporate Governance Committee's own knowledge of the prospective candidate. The Nominating and Corporate Governance Committee may make inquiries of the person making the recommendation or of others regarding the qualifications of the prospective candidate. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board. The Board's policy is to encourage selection of directors who will contribute to our overall corporate goals and to the discharge of the Board's responsibility to our stockholders. As such, the Board would take into consideration the prospective candidate's ability to represent the interests of our stockholders, the prospective candidate's standards of integrity, commitment and independence of thought and judgment. The Nominating and Corporate Governance Committee may, at the request of the Board from time to time, review the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. Board members are expected to prepare for, attend and participate in meetings of the Board and of Nominating and Corporate Governance Committees on which they serve; therefore, a prospective candidate must have the ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a Board member.

        The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. The Nominating and Corporate Governance Committee will conduct interviews with prospective nominees in person or by telephone. After completing the evaluation and interviews, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2007, all directors, executive officers and persons who beneficially own more than 10% of our common stock have complied with the reporting requirements of Section 16(a). Securities and Exchange Commission rules require us to disclose all known delinquent Section 16(a) filings by our officers, directors and ten percent stockholders.

New York Stock Exchange Certification

        The certification of the Chief Executive Officer and our Annual Written Affirmation required by the New York Stock Exchange Listing Standards, Section 303A.12, relating to our compliance with the New York Stock Exchange Corporate Governance Listing Standards, was submitted to the New York Stock Exchange on May 24, 2007.

Investor Information

        We make available to the public free of charge through our internet website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after we electronically file such reports with, or furnish such reports to, the Securities and Exchange Commission. Our internet website address is www.ltcproperties.com. We are not including the information contained on our website as part of, or incorporating it by reference into, this proxy statement.

        Posted on our website and available in print upon request of any stockholder to our Investor Relations Department are the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and a Code of Business Conduct, Ethics and Corporate Governance governing our directors, officers and employees. Within the time period required by the SEC and the New York Stock Exchange, we will post on our website any amendment to the Code Business Conduct and Ethics and any waiver applicable to our chief executive officer, principal financial officer, principal accounting officer or directors. In addition, our website includes information concerning purchases and sales of our equity securities by our executive officers and directors. On our website, under the heading "SEC Filings," there is a link to view each Form 4 filing. Our Investor Relations Department can be contacted at:

LTC Properties, Inc.
31365 Oak Crest Drive, Suite 200
Westlake Village, California 91361
Attn: Investor Relations
(805) 981-8655

        You may read and copy materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy statements and other information we file. The address of the SEC website is www.sec.gov.

Householding

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

        Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting of Stockholders and Proxy Statement and the accompanying documents, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Transfer Agent, American Stock Transfer & Trust Company, at 866-708-5586.

        If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting of Stockholders, Proxy Statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please also contact our Investor Relations Department at the address indicated above.

        Beneficial owners can request information about householding from their banks, brokers, or other holders of record.

PROPOSALS TO BE VOTED ON
PROPOSAL 1
ELECTION OF DIRECTORS

        Five directors will be elected at the 2008 Annual Meeting of Stockholders. Each person elected as director will hold office until the 2009 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified. Each nominee listed below is currently a director of our company. The names of the five director nominees, and certain information about them, are set forth below:

Andre C. Dimitriadis Director since 1992 Age 67	Andre C. Dimitriadis founded LTC Properties, Inc. in 1992 and was our Chairman and Chief Executive Officer from inception through March 2007. In March 2007, Mr. Dimitriadis assumed the position of Executive Chairman and Ms. Simpson was named to the position of Chief Executive Officer and President.
Boyd W. Hendrickson Director since 2005 Age 63
Mr. Hendrickson is Chief Executive Officer and Chairman and Member of the Board of Skilled Healthcare Group, Inc. (or Skilled Healthcare). Mr. Hendrickson has been the Chief Executive Officer of Skilled Healthcare, Inc. since April 2002. Skilled Healthcare is located in Foothill Ranch, California and is a publicly held company with subsidiaries that own and operate skilled nursing and assisted living facilities. Previously, Mr. Hendrickson was the Chief Executive Officer of Evergreen Healthcare, LLC from January 2001 through March 2002. Mr. Hendrickson is a past Board Member of The American Federation of Hospitals, Beverly Enterprises, PharMerica and Superior Bank.
Edmund C. King Director since 1992 Age 73
Edmund C. King is the principal owner of Trouver Capital Partners, an investment banking firm located in Los Angeles, California and Provo, Utah. Mr. King has been the principal owner of Trouver Capital Partners since 1997. Previously, Mr. King was Ernst & Young LLP's Southern California senior health care partner from 1973 through September 30, 1991. Mr. King is President, Chief Financial Officer and a director of Invisa, Inc. He also serves on the Board of Directors of Accentia Biopharmaceuticals, Inc., a publicly-traded biopharmaceutical company.
Wendy L. Simpson Director since 1995 Age 59
Wendy L. Simpson has been a director since 1995, Vice Chairman from April 2000 through October 2005, Chief Financial Officer from July 2000 through March 2007, Treasurer from January 2005 through March 2007, and President and Chief Operating Officer from October 2005 through March 2007. In March 2007, Ms. Simpson was appointed Chief Executive Officer and President.
Timothy J. Triche, MD Director since 2000 Age 63
Timothy J. Triche, M.D. has been the Chairman of the Department of Pathology and Laboratory Medicine at Childrens Hospital Los Angeles since 1988. He has also been a Professor of Pathology and Pediatrics at the University of Southern California Keck School of Medicine in Los Angeles, California since 1988. He also serves on the Board of Directors of Novelix Pharmaceuticals, Inc., a private California-based biotechnology company and NanoValent Pharmaceuticals, Inc., a private nanotechnology company.

        Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

        If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of common stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

Required Vote and Recommendations

        The five nominees receiving the most votes (providing a quorum is present) will be elected as directors. For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
THE NOMINEES SET FORTH IN PROPOSAL 1.
PROPOSAL 2
APPROVAL OF THE 2008 EQUITY PARTICIPATION PLAN OF LTC PROPERTIES, INC.

        On April 8, 2008, the Board of Directors approved, subject to stockholder approval, The 2008 Equity Participation Plan of LTC Properties, Inc. (the "2008 Equity Participation Plan" or the "Plan"), under which 600,000 shares of our common stock (approximately 2.6% of the outstanding shares as of April 10, 2008) will be reserved for issuance. The 2008 Equity Participation Plan will not become effective until it is approved by our stockholders. The Board is asking our stockholders to approve the 2008 Equity Participation Plan so that we may issue to independent directors, key employees and consultants awards that are linked to the value of the Company's common stock. The 2008 Equity Participation Plan will replace The 2004 Restricted Stock Plan, The 2004 Stock Option Plan and The 1998 Equity Participation Plan of LTC Properties, Inc (the "1998 Plan"). If the 2008 Equity Participation Plan is not approved, we intend to continue to grant stock awards under The 2004 Restricted Stock Plan, The 2004 Stock Option Plan and the 1998 Plan to the extent we were authorized to grant such awards when these plans were approved.

Description of the 2008 Equity Participation Plan

        The following is a description of the purpose and a summary of the provisions of the 2008 Equity Participation Plan. The summary is qualified in its entirety by reference to the complete text of the 2008 Equity Participation Plan, which is attached hereto as Appendix A.

        General.    The 2008 Equity Participation Plan permits us to issue stock options, restricted stock, performance awards, dividend equivalents, deferred stock, stock payments and stock appreciation rights to independent directors, key employees (including officers who are directors) and consultants. The 2008 Equity Participation Plan does not permit the repricing of stock options or stock appreciation rights without approval of our stockholders or the granting of discounted stock options or stock appreciation rights.

        Purpose.    The purpose of the Plan is three-fold:

  •
  To provide an additional incentive for independent directors, key employees and consultants to whom awards are granted to further the growth, development and financial success of the Company by personally benefiting through the ownership of common stock of the Company and/or rights the value of which is tied to the value of the Company's common stock or that are linked to the Company's growth;

  •
  To enable the Company to obtain and retain the services of independent directors, key employees and consultants to whom awards are granted by offering them an opportunity to own common stock of the Company and/or to benefit from rights the value of which is tied to the value of the Company's common stock or that are linked to the Company's growth, development and financial success; and

  •
  To encourage independent directors, key employees and consultants to whom awards are granted to contribute materially to the Company's growth, development and financial success, thereby benefiting the Company's stockholders, and aligning the economic interests of the participants with those of the stockholders.

        Administration of the Plan.    The Board has the authority and the discretion under the Plan to grant awards to independent directors and to administer those awards. The Compensation Committee of the Board of Directors has the authority and the discretion under the Plan to issue awards to key employees and consultants and to administer those awards. The term "Grantor" as used in this summary refers to the Board, with respect to awards to independent directors, and to the Compensation Committee, with respect to awards to key employees and consultants. Except as expressly limited by the Plan, the authority of the Grantor includes the authority to determine the timing of awards, to select the recipients of awards, and to determine the terms of each award, including, among other things, any modifications of awards, applicable restrictions, termination and vesting conditions.

        The Compensation Committee is comprised solely of non-employee directors of the Board.

        Number of Shares Available for Issuance.    The aggregate number of shares of common stock which may be issued upon exercise of options or in connection with other awards under the 2008 Equity Participation Plan shall not exceed Six Hundred Thousand (600,000). If an award or portion of an award is cancelled, terminated, expires or is forfeited before it is exercised or becomes fully vested, the shares of common stock underlying that award or portion of the award will be available for future grants under the 2008 Equity Participation Plan. No individual may be granted in any calendar year stock options, restricted stock, performance awards, deferred stock, stock payments and independent stock appreciation rights representing more than 200,000 shares of common stock, or a number of dividend equivalents that exceed the number of stock appreciation rights, deferred stock awards and performance awards payable in common stock granted in such calendar year. The Compensation Committee or the Board may adjust the aggregate 600,000 limit and the individual 200,000 limit if it determines that a dividend, recapitalization, stock split, merger, consolidation or other similar corporate transaction or event equitably requires an adjustment.

        Types of Awards.    The 2008 Equity Participation Plan provides for the issuance of incentive stock options to our employees and nonqualified stock options, restricted stock, performance awards, dividend equivalents, deferred stock, stock payments and stock appreciation rights to our non-employee directors, employees and consultants. Rights to awards may be contingent on the satisfaction of performance criteria determined by the Grantor, including but not limited to net income, performance of investments, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reduction or savings, funds from operations, appreciation in the fair market value of common stock and earnings before interest, depreciation and/or amortization ("Performance Criteria").

        Stock Options.    The Plan provides for two types of stock options: incentive stock options and non-qualified stock options. The differences between incentive stock options and non-qualified stock options relate mainly to their tax treatment under the U.S. Internal Revenue Code (see "U.S. Tax Consequences" below). A stock option gives the holder the right to receive a designated number of shares of our common stock during the period that the option is exercisable upon payment of the exercise price for the stock options, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. The per share exercise price of an option that is granted to a key employee or consultant may not be less than the fair market value of our common stock on the date of grant of the option, except for incentive stock options granted to 10% stockholders, in which case the per share exercise price must be at least 110% of the fair market value of our common stock on the date of grant. Incentive stock options must expire no later than the tenth anniversary of the date of grant, except for incentive stock options granted to 10% stockholders, which may expire no later than the fifth anniversary of the date of grant.

        Unless otherwise specified by the Grantor, all options granted to key employees and consultants become vested as of a change in control (see "Change in Control" below).

        Options granted to independent directors must have the following provisions: the per share exercise price is the fair market value of our common stock on the date of grant; one-third of the options vest on each of the first, second and third anniversaries of the date of vesting; and the options expire on the earlier of the seventh anniversary of the date of vesting or the first anniversary of the director's ceasing to be a director. All options granted to independent directors become vested as of a change in control (see "Change in Control" below).

        Restricted Stock.    A restricted stock award is an award of shares of our common stock for consideration or without consideration, subject to the vesting and other terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. Restricted stock for which the holder paid no consideration is forfeited to the Company if the independent director, key employee or consultant to whom it was awarded terminates service prior to the end of the vesting period determined by the Grantor. However, unless otherwise provided by the Grantor, such restricted stock will not be forfeited if the termination follows a change in control (see "Change in Control" below) or is due to death or disability. Restricted stock for which the holder paid consideration may be repurchased by the Company at a price equal to the price paid by the holder, if the independent director, key employee or consultant to whom it was awarded terminates service prior to the end of the vesting period, except that the Grantor may provide that no such right exists if the termination follows a change in control (see "Change in Control" below) or is due to death or disability. The vesting of restricted stock may be subject to satisfaction of Company performance goals, individual performance goals and one or more of the Performance Criteria.

        Unless otherwise specified by the Grantor, all shares of restricted stock become vested as of a change in control (see "Change in Control" below).

        Stock Appreciation Rights.    A stock appreciation right entitles the holder to a payment in cash or shares of our common stock equal to the excess of the fair market value of the number of shares of our common stock underlying the stock appreciation right as of the date the stock appreciation right is exercised over such fair market value as of the date the stock appreciation right is granted. A stock appreciation right is subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. The Plan provides for two types of stock appreciation rights: coupled stock appreciation rights and independent stock appreciation rights. A coupled stock appreciation right is related to a stock option, is exercisable only when and to the extent that the stock option is exercisable and is exercised when the holder surrenders the related unexercised stock option. An independent stock appreciation right is not related to an option. Unless the Grantor determines otherwise, an independent stock appreciation right is exercisable only while the recipient is an independent director, employee or consultant.

        Performance Awards.    A performance award represents the right to receive a payment in cash or shares of our common stock subject to satisfaction of specific performance criteria, including one or more of the Performance Criteria. A performance award is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a performance award is payable after termination of employment following a change in control (see "Change in Control" below).

        Dividend Equivalents.    Dividend equivalents are granted in conjunction with stock appreciation rights, deferred stock or performance awards. A dividend equivalent represents the right to receive payments in cash or shares of our common stock in the amount of the dividend paid on a share of our common stock between the date that such an award is granted and the date such an award is exercised, vests or expires. Payment of a dividend equivalent may not be related to or contingent upon the exercise of a stock appreciation right. A dividend equivalent is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a dividend equivalent is payable after termination of employment following a change in control (see "Change in Control" below).

        Stock Payments.    A stock payment award represents the right to receive a share of our common stock, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made, which may include satisfaction of one or more of the Performance Criteria. A stock payment is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a stock payment is payable after termination of employment following a change in control (see "Change in Control" below).

        Deferred Stock.    A deferred stock award represents the right to receive one share of our common stock in the future, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made, which may include satisfaction of one or more of the Performance Criteria. A deferred stock award is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a deferred stock award is payable after termination of employment following a change in control (see "Change in Control" below).

        Adjustments for Changes in Capitalization.    If the Grantor determines that a dividend, recapitalization, stock split, merger, consolidation, or other similar corporate transaction or event, equitably requires an adjustment, then the Grantor shall adjust any or all of:

  •
  the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded;

  •
  the number and kind of shares of common stock (or other securities or property) subject to outstanding awards; and

  •
  the grant or exercise price with respect to any outstanding option or stock appreciation right.

        Change in Control.    As discussed above, an independent director's, key employee's or consultant's rights in an award may vest upon a "change in control." "Change in control" shall mean a change in ownership or control of LTC effected through any of the following transactions:

  •
  any person or related group of persons (other than LTC or a person that directly or indirectly controls, is controlled by, or is under common control with, LTC) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of LTC representing 30% or more of the combined voting power of LTC's then outstanding securities;

  •
  the stockholders of LTC approve a merger or consolidation of LTC with any other entity, other than a merger or consolidation which would result in the voting securities of LTC outstanding immediately prior thereto continuing to represent more than 66 2/3% of the combined voting power of the voting securities of LTC or such surviving entity outstanding immediately after such merger or consolidation or a merger or consolidation for the purpose of implementing a recapitalization of LTC or similar transaction in which no person acquires more than 30% of the combined voting power of the voting securities of LTC;

  •
  the stockholders of LTC approve a plan of complete liquidation of LTC or an agreement for the sale of disposition by LTC of all or substantially all of LTC's assets; or

  •
  a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the 2008 Equity Participation Plan was approved by the stockholders of LTC or were nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

        Amendment and Termination.    The 2008 Equity Participation Plan may be terminated by the Board at any time. The Board may amend the 2008 Equity Participation Plan (and the awards issued thereunder), but may not, without prior approval of the stockholders:

  •
  increase the maximum number of shares of common stock that may be issued under the 2008 Equity Participation Plan; or

  •
  take any other action that requires stockholder approval to comply with any tax, regulatory or stock exchange requirements.

        U.S. Tax Consequences.    The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of awards under the 2008 Equity Participation Plan. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below. The following summary of the federal income tax consequences in respect of the 2008 Equity Participation Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

          Non-Qualified Stock Options.    An independent director, key employee or consultant who is granted a non-qualified stock option will not recognize taxable income at the time the stock option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price, and LTC will receive a corresponding Federal income tax deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option exercise price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the stock option is exercised.

          Incentive Stock Options.    An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition generally depend upon whether the optionee was an employee of LTC or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the stock option.

          If the optionee satisfies both the employment rule and the holding rule, the optionee will not be subject to income taxation upon exercise of the stock option and LTC will not be allowed an income tax deduction at any time. Instead, upon subsequent disposition of the shares acquired upon exercise of the option (and assuming the holding rule has been satisfied) the optionee will recognize a long-term capital gain or a long-term capital loss with respect to the difference between the option exercise price and the amount realized upon disposition of the shares.

          If the optionee meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the stock option was exercised). If, however, the sale price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sale price over the option exercise price. In both situations, the tax deduction allowable to LTC is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, LTC is not required to withhold any Federal income tax in the event of a disqualifying disposition.

          Different consequences may apply for an optionee subject to the alternative minimum tax.

          Restricted Stock.    An independent director, key employee or consultant who is granted restricted stock generally will not recognize taxable income at the time the restricted stock is granted. Instead, a restricted stockholder will recognize ordinary taxable income when the stock is no longer subject to a substantial risk of forfeiture and LTC will receive a corresponding Federal income tax deduction at that time. However, a restricted stockholder may file with the IRS a "section 83(b) election" when he or she receives the restricted stock, as a result of which he or she will recognize taxable ordinary income when the stock is granted. Upon subsequent disposition of the shares, the restricted stockholder will recognize capital gain or loss, long-term or short-term, depending on the length of time the shares are held after the date of grant.

          Stock Appreciation Rights.    An independent director, key employee or consultant will not realize taxable income upon the award of stock appreciation rights. Upon the exercise of stock appreciation rights, any cash received and the fair market value on the exercise date of any shares of common stock received would constitute ordinary income to the participant, and LTC would be entitled to a deduction in the amount of such income at the time of exercise.

          Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments.    An independent director, key employee or consultant normally will not realize taxable income upon the award of performance awards, dividend equivalent awards, deferred stock awards or stock payment awards. When the conditions and requirements established with respect to such an award have been satisfied and the payment amount determined, any cash and the fair market value of any shares of our common stock received will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and LTC will be entitled to a deduction in the same amount.

          Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to the Chief Executive Officer and the three most highly compensated executive officers other than the Chief Executive Officer, to the extent that total compensation exceeds $1 million per covered officer in any taxable year. The limitation applies only to compensation which is not considered to be performance-based. Compensation is considered to be performance-based if it is paid pursuant to a plan that is approved by stockholders at least once every five years and it satisfies certain other requirements.

          By approving the 2008 Equity Participation Plan, stockholders also will be approving the eligibility of executive officers and others to participate, the per-person limitations, and the general business criteria on which performance objectives for performance-based awards may be based. The Plan imposes per-person limitations as described above under "Number of Shares Available for Issuance."

          Compensation paid by us in connection with restricted stock, performance awards, dividend equivalent awards, deferred stock awards or stock payment awards granted to a key employee covered by Section 162(m) may be taken into account for purposes of the $1 million limitation unless the individual award is specifically designed to comply with Section 162(m)'s performance-based exemption. In order to satisfy Section 162(m)'s performance-based exemption, payment of the award must be contingent on the satisfaction of objective performance goals established in writing by a committee comprised solely of two or more outside directors (such as the Compensation Committee) no later than 90 days after the beginning of the applicable performance period and not later than 25% of the performance period has elapsed. The performance goals must be stated by the committee as specific amounts of, or specific changes in, one or more of the Performance Criteria with respect to LTC or any subsidiary. The 2008 Equity Participation Plan permits the Compensation Committee to specify any reasonable definition of the financial measures it uses, to make reasonable adjustments to such measures, and to include or exclude certain items. Within a reasonable time after the close of a performance period, the committee must determine whether the performance goals for that performance period have been met. The committee may not exercise discretion to increase any amount intended to qualify as performance-based under Section 162(m).

          Compensation deemed paid by LTC in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights granted under the 2008 Equity Participation Plan qualifies as performance-based compensation for purposes of Section 162(m) if the grants were made by a committee of outside directors such as the Compensation Committee. We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation. Accordingly, all compensation deemed paid with respect to those stock options should be deductible by us without limitation under Section 162(m) of the Internal Revenue Code.

          A number of other requirements must be met in order for particular compensation to qualify as performance-based under Section 162(m). There can be no assurance that compensation resulting from awards intended to qualify under Section 162(m) will in fact be fully deductible under all circumstances. In addition, the 2008 Equity Participation Plan authorizes the grant of awards that will not qualify as performance-based. Compensation paid as a result of any such awards may be subject to the cap on deductibility under Section 162(m) if it and other non-performance-based compensation exceed $1 million in a given year.

          Because the Compensation Committee and the Board have discretion to determine the amount and types of awards to be granted under the 2008 Equity Participation Plan, all of the benefits that will be received in the future by participants are not readily determinable, but in no case will the awards granted annually exceed the limitations set forth in the Plan.

          Impact of Section 409A.    Section 409A of the Internal Revenue Code applies to deferred compensation, unless the compensation was both deferred and vested prior to January 1, 2005. Generally speaking, "deferred compensation" is compensation earned currently, the payment of which is deferred to a later taxable year, and an amount is "vested" on the date that the participant's right to receive the amount is no longer conditioned on the participant's performance of substantial future services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation.

          Options, stock appreciation rights and restricted stock awarded under the 2008 Equity Participation Plan are designed to be exempt from the requirements of Section 409A. Other awards granted under the plan may be subject to Section 409A, unless the terms of the award satisfy an exemption from Section 409A. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Required Vote and Recommendation

        Stockholder approval of the 2008 Equity Participation Plan is required (i) under the rules of the New York Stock Exchange for listing the shares of common stock reserved under the 2008 Equity Participation Plan and (ii) under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2008 Equity Participation Plan to be considered "incentive stock options" and for awards to qualify as "performance-based" for purposes of Code Section 162(m). The affirmative vote of a majority of all the votes cast at the meeting, provided that the total votes cast represent over 50% in interest of all shares entitled to vote, is required to approve the 2008 Equity Participation Plan as set forth in this Proposal 2. For purposes of the vote on Proposal 2, any abstention will have the effect of a vote against the proposal and broker non-votes will not be treated as votes cast for such purpose and therefore any broker non-vote will have the effect of a vote against Proposal 2 unless the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on Proposal 2. If the total votes cast on Proposal 2 represent over 50% in interest of all shares entitled to vote on the proposal, then broker non-votes will have no effect on the result of the vote. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
2008 EQUITY PARTICIPATION PLAN
PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit LTC Properties, Inc.'s consolidated financial statements for the year ended December 31, 2008. During 2007, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax and other audit related services. See "Independent Registered Public Accounting Firm Fees and Services" on page 1. A representative of Ernst & Young LLP is expected to be present at the 2008 Annual Meeting.

        Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

Required Vote and Recommendation

        Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008 requires the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and this will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS LTC PROPERTIES, INC.'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2008

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Philosophy and Objectives

        The Compensation Committee endeavors to ensure that the compensation programs for our executive officers are effective in attracting and retaining key executives responsible for our company's success and are administered in appropriate fashion in the long-term interests of our company and our stockholders. The Compensation Committee seeks to align total compensation for executive management with our overall performance as well as the individual performance of each executive officer. Our compensation package, which currently is comprised of base salary, annual bonuses, long-term equity incentives, such as stock options and restricted common stock, and severance protection, is intended to reinforce management's commitment to enhancing profitability and stockholder value.

        The policies of the Compensation Committee may be summarized as follows:

  (1)
  Our compensation programs are designed to attract, motivate and retain qualified key executives;

  (2)
  An executive's salary, bonuses and incentive compensation and other benefit programs should reflect both our company's performance as a whole and the executive's individual performance and effort; and

  (3)
  Our compensation programs should enable the executive to have a financial interest in our company that parallels the financial interests of our stockholders.

Executive Compensation Program Elements

        We seek to achieve our compensation program objectives through the following key compensation elements: base salary, annual bonus opportunity, long-term equity incentive opportunity and severance protection for termination of the executive officers' employment under certain conditions or change in control of our company. We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives as follows:

          Base salary—attract, motivate, and retain qualified key executives. We believe the base salary should reflect job responsibilities, value to our company, individual performance/expertise and competitiveness of the market for the executive's services/salary norms for persons in comparable positions at comparable companies.

          Annual bonuses—reward company performance and individual performance and effort. We believe the annual bonus should be linked to individual performance and to our company's performance as a whole, and where practicable, should be tied to variables under our management's control.

          Long-term equity incentives—align executives' financial interests with those of our stockholders. We believe that long term compensation should motivate and reward the creation and preservation of long-term stockholder value.

          Severance protection—attract, motivate and retain qualified key executives. We believe that providing our executives with severance and other benefits upon termination of employment or change in control is consistent with the severance protections offered by similar companies and is an integral part of total executive compensation.

        Base salaries and severance protection are designed primarily to attract, motivate and retain qualified key executives. These are the elements of our executive compensation program where the value of the benefit in any given year is typically not variable. We believe that it is important to provide executives with predictable benefit amounts that reward the executive's continued service. Base salaries are paid out on a short-term basis and are intended to attract and motivate executives. Severance and other benefits are paid out on a longer-term basis such as upon termination of employment or change in control and are designed to aid in retaining executives.

        Annual bonuses are designed to reward performance, both at the Company and individual level. Annual bonuses are paid out on a short-term basis and are designed to reward performance for that period.

        Long-term equity incentives are intended to align executives' and stockholders' interests. Long-term equity incentives are typically earned and paid out on a longer-term basis and are designed to reward performance over one or more years.

        We encourage our executives to hold our company's stock on a long-term basis however we do not have any equity or other security ownership requirements or guidelines for executives. Additionally, we do not have any policies regarding the ability of executives to hedge the economic risk of ownership in our company's stock other than as outlined in our Insider Trading Policy which is contained in our Code of Business Conduct, Ethics and Corporate Governance and is available on our website as mentioned previously in the Investor Information section.

Competitive Considerations

        In determining the level and composition of compensation for the executive officers, the Compensation Committee considers various corporate performance measures, both in absolute terms and in relation to similar companies, and individual performance measures. Although the Compensation Committee considers funds from operations per share as an important measure of our performance, the Compensation Committee does not apply any specific quantitative formula in making compensation decisions. The Compensation Committee also may evaluate the following factors in establishing executive compensation: (a) periodically, the comparative compensation surveys and other material concerning compensation levels and stock grants at similar companies; (b) our historical compensation levels and stock awards; (c) overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent; (d) financial performance of other real estate investment trusts relative to market condition; and (e) from time to time, the Compensation Committee may seek the advice of an independent compensation consultant in assessing its overall compensation philosophy. The Compensation Committee assigns no specific weight to any of the factors discussed above in establishing executive compensation. In determining the appropriate levels of compensation to be paid to executive officers, we do not generally factor in amounts realized from prior compensation.

        During 2007 the Compensation Committee retained Buck Consultants, LLC (or Buck) to review and identify our appropriate peer group companies, to obtain and evaluate current executive compensation data for these peer group companies, to assess marketplace pay levels, and to assist us in determining the appropriate compensation levels for senior executive officers for 2007. While we review the compensation data for our peer group companies in determining the reasonableness of our executive officers compensation, we do not set compensation levels by reference to any certain percentile or benchmark within our peer group companies. Consistent with our compensation philosophies described above, our goal is to provide each executive officer with a current executive compensation program that is market-derived and market-driven in light of the compensation paid to comparable executives at our peer group companies. Buck did not provide any consulting services to us during 2006. Buck reported directly to the Compensation Committee and no individual executive officer or single director had a role in retaining Buck. Buck recommended the compensation packages we currently provide to our top two executive officers to the Compensation Committee. The Compensation Committee approved and implemented Buck's recommendations effective March 1, 2007.

Compensation Committee

        During 2007, the Compensation Committee was comprised of Dr. Triche, the current chair of the Committee, Mr. King, and Mr. Hendrickson each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member is subject to annual reconfirmation and may be removed by the Board at any time. The Compensation Committee reviews and approves the compensation of our executive officers and determines our general compensation policy. The Compensation Committee is also responsible for the administration of our 1992 Plan, 1998 Plan, 2004 Stock Option Plan, and 2004 Restricted Stock Plan. The Compensation Committee is authorized to determine the options and restricted common stock awards to be granted under such plans and the terms and provisions of such options and restricted common stock awards. Wendy L. Simpson, our Chief Executive Officer and President, recommends to the Compensation Committee the base salary, annual bonus and long-term compensation levels for all of our other officers. None of the executive officers had any role in determining or recommending the form or amount of the compensation of the other executive officers.

Executive Compensation Practices

Base Salaries

        Base salaries are reviewed and adjusted by the Compensation Committee on an annual basis. We typically pay base salaries in cash at regular intervals throughout the year. The Compensation Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of our executive officers as well as at levels competitive to amounts paid to executive officers of other real estate investment trusts. In determining an individual executive's actual base salary, the Compensation Committee also considers other factors, which may include the executive's past performance and contributions to our success. Effective March 1, 2007, Mr. Dimitriadis as Executive Chairman of the Board, has been provided with a four-year "ever-green" employment contract. Mr. Dimitriadis' current base salary is $240,000 and he devotes two full business days per week to the business and affairs of our company. Mr. Dimitriadis, as a founder of our company, provides us with valuable historic reference, insight and advice. In order to retain his expertise, our Board of Directors elected to award Mr. Dimitriadis with the employment contract described in "Description of Employment Contracts" below. Effective March 1, 2007, Ms. Simpson, as Chief Executive Officer and President, has been provided with a three-year "ever-green" employment contract with a base salary of $400,000. Effective March 1, 2007 Ms. Shelley-Kessler, as Senior Vice President and Chief Financial Officer, has been provided with a one-year "ever-green" employment contract with a base salary of $190,000. On June 8, 2007, Mr. Stokes joined the Company and was provided with a one-year "ever-green" employment contract with a base salary of $160,000. Additionally, the Compensation Committee increased the salary of a vice president by an annual aggregate total of $20,000 as a result of a promotion from Assistant Controller and Assistant Treasurer to Vice President, Controller and Treasurer. This increase represents a 21.1% increase since the last time the salary was adjusted which was in 2006. The Compensation Committee based its decision to increase the vice president's salaries in light of the responsibilities and duties of the vice president as well as amounts paid to vice presidents of other real estate investment trusts and the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent.

        Our executive officers each have an employment agreement (see "Description of Employment Agreements" below) granting them the contractual right to receive a fixed base salary as disclosed in the "Summary Compensation Table" below.

Annual Bonuses

        Bonuses are awarded based on our overall performance and individual performance of each executive officer. We typically pay annual cash bonuses however bonuses may be awarded in other forms, such as stock awards, in lieu of cash payments. Bonus amounts awarded may vary from year to year and are typically paid, or awarded, at the end of the period for which performance is being rewarded. Annual bonuses for executive officers are awarded by the Compensation Committee. The Compensation Committee seeks to ensure that bonuses are established at levels considered appropriate in light of responsibilities and duties of our executive officers as well as at levels competitive to amounts paid to executive officers of other real estate investment trusts. In determining an individual executive's annual bonus, the Compensation Committee also considers other factors, which may include the executive's past performance and contributions to our success. None of our executive officers have a contractual right to receive a fixed actual or target bonus for any given year. However Ms. Simpson's employment agreement, effective March 1, 2007, provides that we have set for her an annual target bonus equal to 100% of her base salary which shall be awarded at the sole discretion of the Board of Directors. Bonuses were awarded to our executive officers as disclosed in the "Summary Compensation Table" below for services provided during 2006 and 2007. Bonuses awarded for 2007 performance were paid in 2008.

        In determining the total bonus amount, the Compensation Committee evaluates the performance of our company for the year compared to other real estate investment trusts and the overall market. There are no specific performance targets or measurements for our company. Overall company performance is evaluated relative to stockholder value and return over the year, revenue growth new investment levels relative to market constraints and external factors outside the control of our company. In determining the individual bonus amounts the Compensation Committee considered the responsibilities and duties of our executive officers, the executive officers total compensation package including raises and equity awards, competitive amounts paid to executive officers at other real estate investment trusts, and the executive's performance and contributions to our success. There are no specific performance targets or measurements for our executive officers. Bonuses in 2007 were generally lower than in 2006, reflecting the lower level of new investments in 2007 as compared to 2006. Additionally, bonuses in 2006 included a special mid-year bonus related to the sale of four assisted living properties in which we recognized a $32.6 million gain on sale as discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, Item 8. FINANCIAL STATEMENTS—Note 6. Real Estate Investments.

Long-Term Equity Incentives

        Long-term incentives are designed to align the executives' financial interests with those of our stockholders. Therefore, our long-term incentive compensation for our executive officers has historically taken the form of a mix of restricted common stock and stock option awards. The Compensation Committee does not have a formula for determining the mix of restricted common stock and/or stock options awarded. Awards are made on an individual basis and are not granted at any pre-determined time during the year. Restricted common stock and stock option awards typically vest ratably over a three to five-year period and are generally subject to the individual executive officer's continued employment. The level of long-term incentive compensation is determined by the Compensation Committee based on an evaluation of competitive factors in conjunction with total compensation provided to each individual executive officer. The relevant weight given to each of these factors varies from individual to individual. Stock price performance has not been a factor in determining annual compensation because the price of our common stock is subject to a variety of factors outside of our control. We do not have an exact formula for allocating between cash and non-cash compensation. Nor do we have a policy for allocating between long-term and currently paid out compensation.

        The grant date of an equity award is the date the Compensation Committee approves the equity award, if approved at a meeting, or the date the last signature is obtained if approved by unanimous written consent. The grant date may also be a future date from the date of approval as specified by the award. In no instances has the grant date been retroactive or prior to the date the Compensation Committee approved the equity award. For long-term incentive awards in the form of stock options, the exercise price is the closing price of our company's stock as reported by the NYSE on the grant date. The Compensation Committee has not and does not time the granting of equity awards with any favorable or unfavorable news released by us.

        Effective March 1, 2007, the Compensation Committee granted Ms. Simpson 40,000 shares of restricted common stock and modified the vesting for a total of 27,120 shares of unvested restricted common stock previously awarded under two separate award grants. The 40,000 shares vest ratably over three years on the anniversary of the effective grant date. Vesting for the 27,120 shares was changed to vest ratably over three years on the anniversary date of the effective modification date, March 1, 2007. This change to the vesting dates was not material as the vesting for the two grants that were modified was also over three years. The change merely aligned all the vesting dates for the unvested restricted common stock awarded to Ms. Simpson. The Compensation Committee based its decision to award Ms. Simpson in her new role as Chief Executive Officer with 40,000 shares of restricted common stock on the results, findings and recommendations of Buck who determined that this award was consistent and competitive in the current market environment.

        Also effective March 1, 2007, the Compensation Committee modified the vesting for a total of 54,960 shares of unvested restricted common stock previously awarded to Mr. Dimitriadis under two separate award grants. The award modification accelerated the vesting so that the 54,960 shares vest ratably over ten months on the last day of every month beginning on March 31, 2007. The vesting modification was made to compensate Mr. Dimitriadis for his many prior years of service as a founder and Chief Executive Officer and reflects his contribution to the success and historical growth of the Company and increased stockholder value. Prior to the modification the shares were vesting in two traunches ratably over two and three years, respectively. The modification made to the vesting of Mr. Dimitriadis' restricted common stock was intended to compensate him in his new role as Executive Chairman, a position he accepted effective March 1, 2007.

        On June 8, 2007, the Compensation Committee granted Mr. Stokes 12,000 shares of restricted common stock and 30,000 stock options at $23.47 per share. The grant of the restricted common stock and stock options was intended to compensation him for his new position as Vice President, Marketing and Strategic Planning.

        The following is a summary of our long-term equity incentive programs in effect through December 31, 2007.

        We have adopted the Restated 1992 Stock Option Plan (the "1992 Plan"), the 1998 Plan, The 2004 Stock Option Plan and The 2004 Restricted Stock Plan under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted common stock, deferred stock and dividend equivalents. We reserved 1,400,000 shares of common stock for issuance under the 1992 Plan, 500,000 shares for issuance under the 1998 Plan, 500,000 shares for issuance under The 2004 Stock Option Plan and 100,000 shares for issuance under The 2004 Restricted Stock Plan. As of April 10, 2008, 0; 9,350; 265,500 and 0 shares were available for grant under the 1992 Plan, the 1998 Plan, The 2004 Stock Option Plan and the 2004 Restricted Stock Plan, respectively. All plans are administered by the Compensation Committee which sets the terms and provisions of the awards granted under the plans. Incentive stock options, stock appreciation rights, restricted common stock, deferred stock and dividend equivalents may only be awarded to officers and other full-time employees to promote our long-term performance and specifically, to retain and motivate senior management to achieve a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted common stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to us. The Compensation Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on our overall performance and the individual performance of the executive officers.

Severance and Other Benefits Upon Termination of Employment or Change in Control

        As discussed in greater detail in the section "Employment Agreements" below, we have provided our executive officers with severance and other benefits upon termination of employment or change in control. We believe that we need to provide our executive officers with severance protections that are competitive with severance protections offered by companies similar to ours. We believe the severance protections we have provided our executive officers are consistent with our compensation objective to attract, motivate and retain qualified key executives.

        We believe that severance should be payable to our executive officers if their employment is terminated for any reason, except for a termination for cause or a voluntary resignation. The amount of cash severance we will pay and other severance benefits we extend to our executive officers upon such an occurrence is intended to help them avoid financial hardship during the period of time when the executive officer is likely to be unemployed and seeking new employment. If the executive officer's employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay the officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis and Ms. Simpson and one times base salary for Ms. Shelley-Kessler, Messrs. Malin, Lyew and Stokes. Additionally, medical and dental insurance coverage will be extended for up to 18 months at our expense to the executive officer. Effective March 1, 2007, we have agreed to provide Ms. Simpson and her spouse with health insurance benefits for life if Ms. Simpson's employment terminates for any reason except for a termination for cause or a voluntary resignation without good reason. We may elect to pay Ms. Simpson a one-time cash payment of $250,000 in lieu of continuing health insurance benefits.

        We believe that severance should be payable to our executive officers upon a change of control because a change of control transaction creates uncertainty regarding the continued employment of the executive officers. The amount of cash severance we will pay and other severance benefits we extend to our executive officers upon a change of control is intended to encourage the executive officers to remain employed by us during an important time when their prospects for continued employment following the change of control transaction are often uncertain. Upon a change in control of our company whether or not the officer's employment is terminated, we will pay the officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $3,000,000 for Ms. Simpson and two times base salary for Ms. Shelley-Kessler, Messrs. Malin, Lyew and Stokes. Further, upon a change of control all stock options and/or restricted common stock automatically vest. Effective March 1, 2007, we have agreed to provide Ms. Simpson and her spouse with health insurance benefits for life upon change of control of our company whether or not Ms. Simpson's employment is terminated. We may elect to pay Ms. Simpson a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. The Compensation Committee believes that a change of control typically results in a constructive termination of the executive officers and therefore designed severance protection effective upon a change of control, rather than actual termination in the event of a change of control of our company.

        If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the "golden parachute" rules on payments and benefits, then they will be entitled to receive an additional amount (a "gross-up payment" to make the officer whole for these excise taxes and for all taxes on the gross-up payment). Effective March 1, 2007, we have agreed to provide Mr. Dimitriadis with health insurance benefits for life and Mr. Dimitriadis' two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. During 2007, we accrued $250,000 related to this obligation. The Compensation Committee believes that there are several situations that could result in continuing health care coverage not being available to these executives as a result of an action taken by us or a transaction involving our company. The provision of continuing health insurance benefits was included in the evaluation of the overall compensation package we have provided to our top two executive officers. The buyout clause was designed to limit our exposure to increasing health insurance costs.

        Notwithstanding the foregoing, we will have no liability if an executive officer's employment is terminated for cause or by voluntary resignation without a good reason.

401(k) Savings Plan

        In January 2002 we implemented a 401(k) Savings Plan which is a defined contribution plan covering all of our employees. Each year participants may contribute up to 15% of pre-tax annual compensation. In 2007 the contributions may not exceed $15,500, or $20,500 if the employee is 50 years or older. We will match up to 3% of salaries for our vice presidents and contribute 3% of the individual's salary for staff that open an account. We will not contribute any amount, nor match contributions for our executive officers at the senior vice president level and higher.

Benefits

        With limited exceptions, the Compensation Committee's policy is to provide benefits to executive officers that are substantially the same as those offered to other officers of our company at or above the level of vice president. Except for the supplemental medical insurance discussed below, the employee benefits programs in which our executive officers participate (which provide benefits such as medical, dental and vision benefits coverage, life insurance protection, and 401(k) savings plan) are generally the same programs offered to all of our full-time employees. Our officers at the level of vice president and above are eligible to participate in a supplemental medical insurance program which provides participants with reimbursements for eligible out-of-pocket medical expenses such as primary insurance co-payments, deductibles, and certain elective medical procedures not covered by the employee's primary insurance policy. Amounts reimbursed to our executive officers during 2007 are included in the "Summary Compensation Table" below. Effective March 1, 2007, we have agreed to provide Ms. Simpson and her spouse and Mr. Dimitriadis with health insurance benefits for life and Mr. Dimitriadis' two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Ms. Simpson and Mr. Dimitriadis a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. The Compensation Committee believes that there are several situations that could result in continuing health care coverage not being available to these executives as a result of an action taken by us or a transaction involving our company. The provision of continuing health insurance benefits was included in the evaluation of the overall compensation package we have provided to our top two executive officers. The buyout clause was designed to limit our exposure to increasing health insurance costs.

Tax and Accounting Considerations

Policy with Respect to Section 162(m)

        Section 162(m) of the Code denies deduction for Federal income tax purposes for certain compensation in excess of $1,000,000 paid to certain executive officers, unless certain performance, disclosure, stockholder approval and other requirements are met. The Compensation Committee will continue to review the effects of its compensation programs with regard to Code Section 162(m). A substantial portion of the compensation program will be exempted from the $1,000,000 deduction limitation. We will continue to evaluate alternatives to ensure executive compensation is reasonable, performance-based, and consistent with our overall compensation objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible.

        Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Accounting for Stock-Based Compensation

        We adopted the fair-value-based method of accounting for stock-based compensation effective January 1, 2003 in accordance with Statement of Financial Accounting Standard (or SFAS) No. 123. We adopted SFAS No. 123 using the "prospective method" described in SFAS No. 148 and therefore have recognized compensation expense related to all employee stock-based awards granted, modified or settled after January 1, 2003. We adopted SFAS No. 123(R) effective January 1, 2006. The adoption of SFAS No. 123(R) did not have a significant impact on our accounting for stock-based compensation.

SUMMARY COMPENSATION TABLE

        This table presents information regarding compensation of our Chief Executive Officer, Chief Financial Officer and the other three most highly paid officers for services provided in 2007. The persons listed in the Summary Compensation Table below are also referred to herein as the "named executive officers."

Name and Principal Position	Year	Salary		Bonus(1)			Stock Awards(2)	Options Awards(2)		All other Compensation		Total
Andre C. Dimitriadis Executive Chairman	2007 2006	$266,667 400,000	(6)	$	— 375,000		$1,113,282 482,081	$	— —	$207 2,209	(3) (4)	$1,380,156 1,259,290
Wendy L. Simpson Chief Executive Officer and President	2007 2006	391,667 350,000	(6)		130,000 375,000	(7) (7)	470,773 208,136		1,440 5,760	500 586	(3) (4)	994,380 939,482
Pamela Shelley-Kessler Senior Vice President, Chief Financial Officer and Corporate Secretary	2007 2006	185,833 162,917	(6)		90,000 115,000	(7) (7)	76,400 28,065		11,900 2,190	3,084 7,019	(3) (4)	367,217 315,191
Clint B. Malin Vice President and Chief Investment Officer	2007 2006	160,000 155,833			90,000 125,000	(7) (7)	72,659 25,975		26,950 25,800	7,976 5,594	(3) (4)	357,585 338,202
Peter G. Lyew Vice President and Director of Tax	2007 2006	133,000 130,917			50,000 95,000	(7) (7)	62,523 28,065		8,925 2,190	5,492 5,884	(3) (4)	259,940 262,056
T. Andrew Stokes Vice President and Marketing and Strategic Planning	2007 2006	90,360 —	(5)		55,000 —		54,761 —		12,717 —	2,768 —	(3)	215,606 —

(1)
The executive officers' bonus for 2007, which is reported in this table, was paid in March 2008. The executive officers' bonus for 2006, which was paid in January 2007, is reported in this table as it related to the executive officers' performance during 2006 and was reported as part of the executive officers' compensation for 2006 in the Proxy Statement for our 2007 Annual Meeting.

(2)
Compensation expense in accordance with SFAS 123(R) "Share-Based Payment" which requires all share-based payments to employees, including grants of employee stock options and restricted common stock, to be recognized in the income statement based on their fair values. We use the Black-Scholes-Merton formula to estimate the value of stock options granted to employees. The model requires management to make certain estimates including stock volatility, discount rate and termination discount factor.

(3)
Represents our match of up to 3% of the individual's salary under our 401(k) savings plan and executive health benefits. During 2007 Messrs. Lyew, Stokes and Malin and Ms. Shelley-Kessler received $3,990; $2,711; $4,800 and $825 in matching contributions under our 401(k) savings plan. During 2007, Messrs. Dimitriadis, Lyew, Stokes and Malin and Mses. Simpson and Shelley-Kessler were reimbursed $207; $1,502; $57; $3,176; $500; and $2,259, respectively, from our supplemental medical insurance plan.

(4)
Represents our match of up to 3% of the individual's salary under our 401(k) savings plan and executive health benefits. During 2006 Messrs. Lyew and Malin and Ms. Shelley-Kessler received $3,928; $4,675 and $4,888 in matching contributions under our 401(k) savings plan. During 2006, Messrs. Dimitriadis, Lyew and Malin and Mses. Simpson and Shelley-Kessler were reimbursed $2,209; $1,956; $919; $586; and $2,131, respectively, from our supplemental medical insurance plan.

(5)
Mr. Stokes' employment commenced on June 8, 2007.

(6)
Effective March 1, 2007, Mr. Dimitriadis assumed the role of Executive Chairman, Ms. Simpson was promoted to Chief Executive Officer and President, and Ms. Shelley-Kessler was promoted to Senior Vice President, Chief Financial Officer and Corporate Secretary. Previously, Mr. Dimitriadis was Chief Executive Officer, Ms. Simpson was President, Chief Financial Officer, Chief Operating Officer and Treasurer and Ms. Shelley-Kessler was Vice President, Controller and Corporate Secretary.

(7)
Bonuses in 2007 were generally lower than in 2006, reflecting the lower level of new investments in 2007 as compared to 2006. Additionally, bonuses in 2006 included a special mid-year bonus related to the sale of four assisted living properties in which we recognized a $32.6 million gain on sale as discussed in Item 8. FINANCIAL STATEMENTS—Note 6. Real Estate Investments.

Description of Employment Agreements

        During January and February of 2007, Mr. Dimitriadis was compensated pursuant to an employment agreement entered into on June 30, 1998 and amended March 26, 1999 and June 30, 2000. The agreement provided Mr. Dimitriadis, as Chairman and Chief Executive Officer, with a four-year "ever-green" employment contract. On February 6, 2007, we entered into a new employment agreement with Mr. Dimitriadis effective March 1, 2007 through February 28, 2011 in connection with Mr. Dimitriadis' new position as Executive Chairman. Under this new four-year "ever-green" employment contract, Mr. Dimitriadis' current base salary is $240,000 and he will be required to devote two full business days per week to the business and affairs of our company. In addition, the employment contract provides Mr. Dimitriadis with health insurance benefits for life and his two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. If Mr. Dimitriadis' employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Mr. Dimitriadis a lump sum severance payment equal to four times base salary. Upon a change in control of our company whether or not Mr. Dimitriadis' employment is terminated, we will pay Mr. Dimitriadis a severance payment in cash of $5,000,000. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        During January and February of 2007, Ms. Simpson was compensated pursuant to an employment agreement entered into on March 9, 2004 and amended on May 22, 2006. The agreement provided Ms. Simpson, as President, Chief Operating Officer, Chief Financial Officer and Treasurer with a two-year "ever-green" employment contract. In 2007, we entered into a new employment agreement with Ms. Simpson effective March 1, 2007 in connection with her promotion to the position of Chief Executive Officer and President. Under this new three-year "ever-green" employment contract Ms. Simpson's base salary is $400,000 with a target bonus of 100% of her base salary. In addition, the employment contract provides Ms. Simpson and her spouse with health insurance benefits for life if Ms. Simpson's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, or upon a change in control of our company whether or not Ms. Simpson's employment is terminated. However, we may elect to pay Ms. Simpson a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. If Ms. Simpson's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Ms. Simpson a lump sum severance payment equal to four times base salary. Upon a change in control of our company whether or not Ms. Simpson's employment is terminated, we will pay Ms. Simpson a severance payment in cash of $3,000,000. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        During January and February of 2007, Ms. Shelley-Kessler was compensated pursuant to an employment agreement entered into on December 5, 2006. Ms. Shelley-Kessler, as Vice President, Controller and Corporate Secretary, was provided with a one-year "ever-green" employment contract. On February 6, 2007 we amended Ms. Shelley-Kessler's employment agreement effective March 1, 2007 in connection with her promotion to the position of Senior Vice President, Chief Financial Officer and

Corporate Secretary. The amendment provides Ms. Shelley-Kessler as Senior Vice President, Chief Financial Officer and Corporate Secretary with a base salary of $190,000. If Ms. Shelley-Kessler's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Ms. Shelley-Kessler a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Ms. Shelley-Kessler's employment is terminated, we will pay Ms. Shelley-Kessler a severance payment in cash equal to two times her base salary. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        During 2007, Mr. Malin was compensated pursuant to an employment agreements entered into on August 9, 2004 and December 5, 2006. Mr. Malin, as Vice President and Chief Investment Officer, has been provided with a one-year "ever-green" employment contract and a base salary of $160,000. If Mr. Malin's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Mr. Malin a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Mr. Malin's employment is terminated, we will pay Mr. Malin a severance payment in cash equal to two times his base salary. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        During 2007, Mr. Lyew was compensated pursuant to an employment agreements entered into on August 9, 2004 and December 5, 2006. Mr. Lyew as Vice President and Director of Taxes, has been provided with a one-year "ever-green" employment contract and a base salary of $133,000. If Mr. Lyew's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Mr. Lyew a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Mr. Lyew's employment is terminated, we will pay Mr. Lyew a severance payment in cash equal to two times his base salary. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        On June 8, 2007, we entered into an employment agreement with Mr. Stokes. Mr. Stokes as Vice President and Marketing and Strategic Planning, has been provided with a one-year "ever-green" employment contract and a base salary of $160,000. If Mr. Stokes's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay Mr. Stokes a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Mr. Stokes's employment is terminated, we will pay Mr. Stokes a severance payment in cash equal to two times his base salary. See "Severance and Other Benefits Upon Termination of Employment or Change in Control" above for further discussion.

        The employment agreements provide that the base salaries may be increased at the discretion of our Board of Directors. Any increase in base salary will automatically amend each executive's respective employment agreement to provide that thereafter the executive's annual base salary will not be less than the increased base salary approved by our Board of Directors. During the term of his employment by us, each officer will devote the time necessary to provide the services reasonably required by our Board of Directors and will not, without the express approval of our Board of Directors, engage for his own account or for the account of any other person or entity, in a business which competes with us.

Grants of Plan Based Awards

        In 2007 the Compensation Committee granted 40,000 shares of restricted common stock to Ms. Simpson at $25.98 per share. The Compensation Committee also granted 12,000 shares of restricted common stock and 30,000 stock options at $23.47 per share to Mr. Stokes. In 2007 the Compensation Committee also granted 30,000 stock options, 22,500 stock options and 30,000 stock options to Ms. Shelley-Kessler, Mr. Lyew and Mr. Malin, respectively, at $23.79 per share. Additionally, the Compensation Committee granted 12,000 shares of restricted common stock, 9,000 shares of restricted common stock and 12,000 shares of restricted common stock to Ms. Shelley-Kessler, Mr. Lyew and Mr. Malin, respectively, at $23.79 per share.

Outstanding Equity Awards at Year-End

        The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2007.

	Option awards
								Stock awards
	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable
Name					Option exercise price		Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Andre C. Dimitriadis	—		—			$—	—	—			$—
Wendy L. Simpson	—		—			—	—	67,120	(6)		$1,681,356
Pamela Shelley-Kessler	—		30,000	(2)		$23.79	05/15/17	13,000	(7)		$325,650
Clint B. Malin	10,000	(11)	30,000 —	(3)	$ $	23.79 15.13	05/15/17 05/10/14	13,000 —	(8)	$ $	325,650 —
Peter G. Lyew	—		22,500	(4)		$23.79	05/15/17	10,000	(9)		$250,500
T. Andrew Stokes	—		30,000	(5)		$23.47	06/08/17	12,000	(10)		$300,600

(1)
The market value is the number of shares that have not vested multiplied by the closing price of our common stock as reported by the NYSE on December 31, 2007, the last trading day of 2007.

(2)
Vests as follows: 10,000 on May 15, 2008, 2009 and 2010.

(3)
Vests as follows: 10,000 on May 15, 2008, 2009 and 2010.

(4)
Vests as follows: 7,500 on May 15, 2008, 2009 and 2010.

(5)
Vests as follows: 10,000 on June 8, 2008, 2009 and 2010.

(6)
Vests as follows: 22,373 on March 1, 2008 and 2009; 22,374 on March 1, 2010.

(7)
Vests as follows: 500 on December 7, 2008 and 2009; 4,000 on May 15, 2008, 2009 and 2010.

(8)
Vests as follows: 500 on December 7, 2008 and 2009; 4,000 on May 15, 2008, 2009 and 2010.

(9)
Vests as follows: 500 on December 7, 2008 and 2009; 3,000 on May 15, 2008, 2009 and 2010.

(10)
Vests as follows: 4,000 on June 8, 2008, 2009 and 2010.

(11)
Vested on May 10, 2007.

Option Exercises and Stock Vested During 2007

        The following table shows the number and value of stock options exercised and the number of shares and value of restricted common stock that vested related to each of our named executive officers during the year ended December 31, 2007.

	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise(1)	Number of shares acquired on vesting	Value realized on vesting(2)
Andre C. Dimitriadis	—	$—	71,190	$1,753,828
Wendy L. Simpson	4,000	$52,880	2,310	$63,479
Pamela Shelley-Kessler	—	$—	1,500	$32,440
Clint B. Malin	—	$—	1,500	$37,300
Peter G. Lyew	—	$—	1,500	$32,440
T. Andrew Stokes	—	$—	—	$—

(1)
The value realized is the difference between the market price of the underlying securities at exercise, as measured by the closing price of our common stock as reported by NYSE on the date of exercise, and the exercise price times the number of shares acquired on exercise.

(2)
The value realized is the number of shares that vested multiplied by the closing price of our common stock as reported by the NYSE on the vesting date.

Potential Payments Upon Termination or Change In Control

        We have provided our named executive officers with employment contracts that provide certain benefits depending on the circumstances surrounding their termination of employment with us. In addition to the benefits described below, upon termination of employment with us, the named executive officer is generally entitled to amounts or benefits earned or accrued during the term of employment, including earned but unpaid salary. We have calculated the amount of any potential payments as if the termination or change of control occurred on December 31, 2007 and therefore used the closing price of our common stock as reported by the NYSE on December 31, 2007, the last trading day of 2007.

Severance and Other Benefits Upon Termination of Employment

        As described above under "Description of Employment Agreements" the employment agreements we have with our named executive officers provide for payments of severance and other benefits upon termination of employment. If the named executive officer's employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, then we will pay the officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis and Ms. Simpson and one times base salary for Ms. Shelley-Kessler, Messrs. Malin, Lyew and Stokes. Additionally, medical and dental insurance coverage will be extended for up to 18 months, at our expense, to the executive officer. Further, effective March 1, 2007, we have agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis' two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the "golden parachute" rules on payments and benefits, then they will be entitled to receive an additional amount (a "gross-up payment" to make the officer whole for these excise taxes and for all taxes on the gross-up payment).

        The following table lists the named executive officers and the estimated amounts they would have become entitled to under their respective employment agreements had their employment with us terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason on December 31, 2007:

Name	Estimated Total Value of Cash Payments-Base Salary(1)	Estimated Total Value of Deferred Compensation Payment(2)	Estimated Total Value of Health Coverage Continuation(3)	Estimated Total Value of Equity Acceleration	Estimated Total Value of Excise Tax "Gross-Up"
Andre C. Dimitriadis	$960,000	$—	$250,000	$—	$—
Wendy L. Simpson	1,600,000	643,259	250,000	—	—
Pamela Shelley-Kessler	190,000	24,549	36,000	—	—
Clint B. Malin	160,000	—	27,000	—	—
Peter G. Lyew	133,000	24,549	19,000	—	—
T. Andrew Stokes	160,000	—	51,000	—	—

(1)
Represents base salaries in effect at December 31, 2007.

(2)
In previous years, named executive officers were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions to the plan for each named executive officer. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2007 the Deferred Plan held 25,679; 980 and 980 shares of our common stock on behalf of Ms. Simpson, Ms. Shelley-Kessler and Mr. Lyew, respectively. Mr. Malin and Mr. Stokes do not hold any shares in the Deferred Plan.

(3)
The employment agreements in effect at December 31, 2007 state that if the named executive officer's employment is terminated upon a change in control of our company then the executive shall not be given the opportunity to participate in any medical or dental insurance coverage. However, if the named executive officer's employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, medical and dental insurance coverage will be extended for up to 18 months, at our expense, to the named executive officer. Estimates provided in this table are based on amounts we paid for medical and dental insurance for our named executive officers in 2007. As described above under "Description of Employment Agreements", effective March 1, 2007, we agreed to provide Mr. Dimitriadis with health insurance benefits for life and Mr. Dimitriadis' two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. Also as described above under "Description of Employment Agreements", effective March 1, 2007, we agreed to provide Ms. Simpson and her spouse with health insurance benefits for life if Ms. Simpson's employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, or upon a change in control of our company whether or not Ms. Simpson's employment is terminated. However, we may elect to pay Ms. Simpson a one-time cash payment of $250,000 in lieu of continuing health insurance benefits.

Severance and Other Benefits Upon Change of Control

        As described above under "Description of Employment Agreements" the employment agreements we have with our named executive officers provide for payments of severance and other benefits upon a change of control of our company. Upon a change in control of our company whether or not the named executive officer's employment is terminated, we will pay the named executive officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $3,000,000 for Ms. Simpson and two times base salary for Ms. Shelley-Kessler, Messrs. Malin, Lyew and Stokes. If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the "golden parachute" rules on payments and benefits, then they will be entitled to receive an additional amount (a "gross-up payment" to make the officer whole for these excise taxes and for all taxes on the gross-up payment). Further, upon a change of control all stock options and/or restricted common stock automatically vests.

        A "Change in Control" occurs if:

          (a)   Any Person or related group of Persons (other than Executive and her Related Persons, the Company or a Person that directly or indirectly controls, is controlled by, or is under common control with, the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

          (b)   The stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 30% or more of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control;

          (c)   The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

          (d)   A majority of the members of the Board of Directors of the Company cease to be Continuing Directors.

        The following table lists the named executive officers and the estimated amounts they would have become entitled to under their respective employment agreements had there been a change of control of our company on December 31, 2007:

Name	Estimated Total Value of Cash Payments-Base Salary(1)	Estimated Total Value of Deferred Compensation Payment(2)	Estimated Total Value of Health Coverage Continuation(3)	Estimated Total Value of Equity Acceleration(4)	Estimated Total Value of Excise Tax "Gross-Up"
Andre C. Dimitriadis	$5,000,000	$—	$250,000	$—	$2,092,000
Wendy L. Simpson	3,000,000	643,259	250,000	1,681,356	1,249,000
Pamela Shelley-Kessler	380,000	24,549	—	363,450	—
Clint B. Malin	320,000	—	—	462,650	—
Peter G. Lyew	266,000	24,549	—	278,850	—
T. Andrew Stokes	320,000	—	—	348,000	—

(1)
Represents base salaries and change of control provisions in effect at December 31, 2007.

(2)
In previous years, executive officers were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions to the plan for each executive officer. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2007 the Deferred Plan held 25,679; 980 and 980 shares of our common stock on behalf of Ms. Simpson, Ms. Shelley-Kessler and Mr. Lyew, respectively. Mr. Malin and Mr. Stokes do not hold any shares in the Deferred Plan.

(3)
The employment agreements in effect at December 31, 2007 state that if the executive officer's employment is terminated upon a change in control of our company then the executive shall not be given the opportunity to participate in any medical or dental insurance coverage. As described above under "Description of Employment Agreements", effective March 1, 2007, we agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis' two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits.

(4)
For stock options this amount represents the difference between the exercise price and the closing market price as reported by the NYSE on December 31, 2007, the last trading day of 2007. For unvested restricted common stock this amount represents the closing market price as reported by the NYSE on December 31, 2007, the last trading day of 2007.

DIRECTOR COMPENSATION

        Compensation for our Board of Directors typically consists of quarterly board fees, fees for attending meetings whether in-person or by telephone, and periodic equity awards. The following table presents information regarding the compensation we paid during 2007 to members of our Board of Directors who are not also our employees. Two members of our Board of Directors are also employed by us and therefore are not entitled to receive additional compensation for their services as directors. Compensation information related to our two employee directors is included in the previous discussion and tables related to executive compensation.

Director Compensation for the Year Ended December 31, 2007

Name	Fees earned or paid in cash	Stock awards(1)	Option awards(1)	Total
Boyd W. Hendrickson	$40,063	$29,668	$18,317	$88,048
Edmund C. King	43,813	54,964	3,967	102,744
Timothy J. Triche	40,063	29,668	3,967	73,698

(1)
Compensation expense in accordance with SFAS 123(R) "Share-Based Payment" which requires all share-based payments to employees, including grants of employee stock options and restricted common stock, to be recognized in the income statement based on their fair values. We use the Black-Scholes-Merton formula to estimate the value of stock options granted to employees. The model requires management to make certain estimates including stock volatility, discount rate and termination discount factor. See "Equity Awards" below for the aggregate number of stock awards and option awards outstanding at year end.

Quarterly Board and Meeting Fees

        In 2007, each non-employee director received a fee of $6,250 per quarter, and $750 for attendance in person or telephonically at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors did not meet. Effective May 15, 2007, each non-employee director received a fee of $6,250 per quarter, $1,250 for attendance in person or telephonically at each meeting of the Board of Directors held on a day on which the Board of Directors did not meet, $750 for attendance in person or telephonically at each meeting of any committee meeting held on a day on which the Board of Directors did not meet. Also, each non-employee director received a fee of $2,188; $938 and $938 per quarter for the Chairman of the Audit, Compensation, and Nominating committee, respectively. If a committee meeting is held on a day on which a meeting of the Board of Directors is held, there is no fee paid for the committee meeting. In addition, we reimbursed non-employee directors for travel expenses incurred in connection with their duties as our directors.

Equity Awards

        Directors participate in our Amended and Restated 1992 Stock Option Plan (or the 1992 Plan), our 1998 Equity Participation Plan (or the 1998 Plan), our 2004 Stock Option Plan and our 2004 Restricted Stock Plan. Both the 1992 Plan and the 1998 Plan permit the Compensation Committee to grant nonqualified stock options or restricted shares to directors from time-to-time. The Compensation Committee may grant nonqualified stock options under our 2004 Stock Option Plan or restricted common stock under our 2004 Restricted Stock Plan to directors from time to time. In 2007 the Compensation Committee granted 1,000 shares of restricted common stock and 10,000 stock options to Messrs. Hendrickson, King, and Triche at $23.79 per share. The following table presents the number of outstanding and unexercised option awards and the number of unvested shares of restricted common stock held by each of our non-employee directors.

Name	Number of options outstanding at 12/31/07		Number of unvested shares of restricted common stock outstanding at 12/31/07
Boyd W. Hendrickson	25,000	(1)	2,500	(4)
Edmund C. King	10,000	(2)	5,734	(5)
Timothy J. Triche	15,000	(3)	2,500	(4)

(1)
5,000 vested on February 2, 2006 and 2007; 5,000 will vest on February 2, 2008; 3,333 will vest on May 15, 2008 and 2009; 3,334 will vest on May 15, 2010.

(2)
3,333 will vest on May 15, 2008 and 2009; 3,334 will vest on May 15, 2010.

(3)
2,000 vested on April 23, 2006 and 3,000 vested on October 3, 2006; 3,333 will vest on May 15, 2008 and 2009; 3,334 will vest on May 15, 2010.

(4)
Vests as follows: 1,000 on February 2, 2008; 250 on December 7, 2008 and 2009; 333 on May 15, 2008 and 2009; 334 on May 15, 2010.

(5)
Vests as follows: 334 on February 2, 2008; 1,950 on January 1, 2008 and 2009; 250 on December 7, 2008 and 2009; 333 on May 15, 2008 and 2009; 334 on May 15, 2010.

        In previous years, directors were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions of up to $10,000 for each non-employee director. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee or Board member since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2007 the Deferred Plan held 14,308 and 5,677 shares of our common stock on behalf of Mr. King and Dr. Triche, respectively. Mr. Hendrickson does not hold any shares in the Deferred Plan.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis for 2007. Based on the review and discussions, the Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Timothy J. Triche, M.D. Boyd W. Hendrickson and Edmund C. King

Compensation Committee Interlocks and Insider Participation

        During 2007, the Compensation Committee consisted of Boyd W. Hendrickson, Edmund C. King and Timothy J. Triche, MD. None of the current members of the Compensation Committee are, or have been, employees of the Company. The Company currently owns Senior Subordinated Notes issued by Skilled Healthcare Group, Inc. (or SHG), a company at which Mr. Hendrickson serves as the chief executive officer. Additionally, in September 2007 SHG purchased the assets of Laurel Healthcare (or Laurel). In February 2006 we entered into a 15-year master lease agreement with Laurel. One of the assets SHG purchased was Laurel's leasehold interests in the skilled nursing properties Laurel leased from us under the master lease agreement. See Certain Relationships and Related Transactions, and Director Independence for further discussion. There are no "interlocks" (as defined by the rules of the SEC) with respect to any member of the Compensation Committee of the Board of Directors other than Mr. Hendrickson's relationship to SHG as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        This table shows information as of February 20, 2008 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to own beneficially more than 5% of our common shares based on the most recent Schedule 13D or 13G filings made by such person with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, (2) each director and director nominee, (3) each named executive officer identified in the Summary Compensation Table above, and (4) the current directors and executive officers as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Shares in Class(2)
Principal Stockholders:
National Health Investors, Inc. 100 Vine Street Suite 1200 Murfreesboro, TN 37130	Common Stock	2,774,800	(3)	11.1%
Deutsche Bank AG Taunusanlage 12 Frankfurt am Main 60262	Common Stock	2,546,540	(4)	11.0%
Barclay Global Investors, NA 45 Fremont Street San Francisco, CA 94105	Common Stock	1,574,042	(5)	6.8%
David J. Dunn 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Common Stock	1,251,700	(6)	5.4%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	1,230,630	(7)	5.3%
AXA Financial Inc. 1290 Avenue of the Americas New York, NY 10104	Common Stock	1,213,825	(8)	5.3%
Named Executive Officers:
Andre C. Dimitriadis	Common Stock	680,807	(14)	3.0%
Wendy L. Simpson	Common Stock	334,150	(10)(11)(14)	1.4%
Pamela Shelley-Kessler	Common Stock	36,385	(10)(14)	*
Clint B. Malin	Common Stock	25,000	(9)(14)	*
Peter G. Lyew	Common Stock	12,485	(10)(14)	*
T. Andrew Stokes	Common Stock	12,000	(14)	*

Director and Director Nominees:+
Boyd W. Hendrickson	Common Stock	25,550	(9)(12)(14)	*
Edmund C. King	Common Stock	67,838	(10)(13)(15)	*
Timothy J. Triche, M.D.	Common Stock	36,334	(9)(10)(14)	*
All directors and executive officers as a group (9 persons)	Common Stock	1,230,549	(9)(10)(11) (12)(13)(14)	5.3%

*
Less than 1%

+
Does not include information concerning directors Andre C. Dimitriadis and Wendy L. Simpson, each of whom is also an executive officer, which information is provided above.

(1)
Except as otherwise noted below, all shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.

(2)
For purposes of computing the percentages, the number of shares outstanding includes shares purchasable by such individual or entity upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 20, 2008 as follows: Mr. Hendrickson-15,000; Mr. Malin-10,000 and Dr. Triche-5,000.

(3)
Based upon information contained in a Schedule 13G filed with the SEC by National Health Investors, Inc. (or NHI) on February 14, 2003 and with respect to the ownership of our common stock as of December 31, 2002, NHI directly owns 774,800 shares and has sole voting and dispositive power over these shares. Additionally, NHI owns our Series C Cumulative Convertible Preferred Stock, which has an option to convert at a price of $19.25 per share into 2,000,000 shares of common stock. For the purpose of computing this percentage, the number of shares subject to conversion is deemed to be outstanding only for the calculation of NHI's percent of class calculation.

(4)
Based upon information contained in a Schedule 13G/A filed with the SEC on February 9, 2007 by Deutsche Bank AG, RREEF America L.L.C. ("RREEF") and Deutsche Investment Management Americas ("DIMA") with respect to the ownership of our common stock as of January 31, 2007, the Corporate and Investment Banking business group and the Corporate Investment business group (collectively, CIB) of Deutsche Bank AG and its subsidiaries (including RREEF and DIMA) and affiliates beneficially own 2,546,540 shares. Of this amount, Deutsche Bank AG has sole voting power of 1,083,471 shares and sole dispositive power over 2,604,592 shares, RREEF has sole voting power of 1,017,076 shares and sole dispositive power over 2,538,197 shares, and DIMA has sole voting power and sole dispositive power over 66,395 shares. CIB disclaims beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which CIB or its employees have voting or investment discretion, or both, and (ii) certain investment entities, of which CIB is the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than CIB.

(5)
Based upon information contained in a Schedule 13G filed with the SEC on February 5, 2008 by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclay Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG, with respect to the ownership of our common stock as of December 31, 2007 , such entities together beneficially own an aggregate of

  1,574,042 shares and have the sole power to vote or direct the vote of 1,222,125 shares and the sole power to dispose or direct the disposition of 1,574,042 shares.

(6)
Based upon information contained in a Schedule 13G/A filed with the SEC on February 7, 2008 by David J. Dunn (or DJD) and the Dunn Family Trust (or DFT) with respect to the ownership of our common stock as of December 31, 2007, DFT directly owns 595,250 shares and may be deemed to beneficially own 518,450 shares held by Idanta Partners Ltd. (or IPL) for which DFT serves as general partner. DFT has the sole power to vote or to direct the vote and to dispose or to direct the disposition of such shares. DJD may be deemed to beneficially own 1,251,700 shares because (a) DJD is the trustee of DFT, which owns 595,250 shares and which is the general partner of IPL, which owns 518,450 shares, (b) DJD is a limited partner in the Steven Dunn Family Partners Limited Partnership (or SDFP), which owns 68,600 shares, (c) DJD is a trustee of and a participant in the Idanta Partners Ltd. Retirement Plan (or RET), which owns 19,400 shares, and (d) DJD owns 50,000 shares jointly with his spouse. In his capacity as trustee of DFT, which is also a general partner of IPL, DJD has the sole power to vote or to direct the vote and to dispose or direct the disposition of 1,113,700 shares. DJD may be deemed to share the power to vote or direct the vote and to dispose or to direct the disposition of the 68,600 shares held by SDFP, 19,400 shares held by RET and 50,000 shares jointly held by his spouse.

(7)
Based upon information contained in a Schedule 13G filed with the SEC on February 13, 2008 by The Vanguard Group, Inc. (or VGI) with respect to the ownership of our common stock as of December 31, 2007, VGI beneficially owns 1,230,630 shares. VGI has the sole voting power over 33,783 shares and sole power to dispose of or to direct the disposition of 1,230,630 shares. Vanguard Fiduciary Trust Company (or VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 36,660 shares of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

(8)
Based upon information contained in a Schedule 13G filed with the SEC on February 14, 2008 by AXA Financial, Inc. (or AXA Financial); three French mutual insurance companies, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances VIE Mutuelle, and AXA Courtage Assurance Mutuelle (Collectively, the "Mutuelles AXA"), as a group; AXA; and their subsidiaries with respect to the ownership of our common stock as of December 31, 2007, AXA and its subsidiaries directly owns 1,213,485 shares and AXA Financial and its subsidiaries directly owns 340 shares and they have the sole power to vote or direct the vote and dispose or direct the disposition of such shares. Mutuelles AXA, as a group, and AXA and their subsidiaries are subsidiaries of AXA Financial and operate under independent management and makes independent decisions.

(9)
Includes 15,000; 10,000 and 5,000 shares subject to outstanding options held by Messrs. Hendrickson, Malin, and Triche, respectively, all of which options are presently exercisable or will become exercisable within 60 days after February 20, 2008.

(10)
Includes 25,805; 985; 14,379; 5,705 and 985 shares held in the deferred compensation trust for Mses. Simpson and Kessler and Messrs. King, Triche, and Lyew, respectively.

(11)
Includes 5,315 shares of common stock held by spouse in an individual retirement account.

(12)
Includes 550 shares of common stock held in an individual retirement account.

(13)
Includes 1,685 shares of common stock held by spouse in an individual retirement account.

(14)
None of the shares beneficially owned have been pledged as security.

(15)
3,450 of the shares beneficially owned have been pledged as security.

Securities Authorized for Issuance under Equity Compensation Plans

        Securities authorized for issuance under equity compensation plans as of December 31, 2007 is as follows:

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	234,500	$22.71	274,850
Equity compensation plans not approved by security holders	—	—	—

Total	234,500	$22.71	274,850

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

        We have adopted a written policy that addresses related party transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Act. A related person of our company includes a director, a director nominee, an executive officer, a shareholder beneficially owning a 5% voting interest in our company, or an immediate family member of any of the foregoing. Under the policy, any transaction in which a related person has a direct or indirect material interest and where the amount exceeding $120,000 must be approved by disinterested members of our Board of Directors.

        In determining whether to approve or ratify a related person transaction, our Board of Directors will take into account, whether (i) the terms are fair to our company and on the same basis generally available to an unrelated person, (ii) there are business reasons for our company to enter into the transaction, (iii) it would impair independence of an outside director, and (iv) any other factors exist that our Board deems relevant.

Transactions with Related Persons

        Since the beginning of 2007 and including any currently proposed, the only transactions within the scope of Item 404 of Regulation S-K involved Boyd W. Hendrickson, one of our independent directors. His interest in these transactions arises indirectly and as a result of serving as Chief Executive Officer of Skilled Healthcare Group, Inc. (or SHG).

        In December 2005, we purchased, on the open market, $10,000,000 face value of SHG Senior Subordinate Notes with a face rate of 11.0% and an effective yield of 11.1%. In May 2007, SHG redeemed $3,500,000 face value of the $10,000,000 face value Senior Subordinated Notes at a redemption price equal to 111% of the principal amount of the notes, plus accrued and unpaid interest. As a result of this early redemption we received $3,885,000 in proceeds and recognized additional interest income of $385,000 in 2007. At December 31, 2007, we have a remaining investment in $6,500,000 face value of SHG Senior Subordinated Notes. During 2007, we recognized $1,327,000 of interest income related to the SHG Senior Subordinated Notes and expect to recognize $719,000 of interest income in 2008 assuming no further redemptions by SHG. Interest on the notes is payable semi-annually in arrears and the notes mature on January 15, 2014.

        In addition, during September 2007, SHG purchased the assets of Laurel Healthcare (or Laurel). In February 2006 we entered into a 15-year master lease agreement with Laurel. One of the assets

SHG purchased was Laurel's leasehold interests in the skilled nursing properties Laurel leased from us under the master lease agreement. Our Board of Directors, with Mr. Hendrickson abstaining, ratified our consent to the assignment of Laurel's master lease to SHG. The economic terms of the master lease agreement did not change as a result of our assignment of the master lease to SHG. During 2007, SHG paid us $1,267,000 in rent and is expected to pay approximately $3,887,000 in rent to us during 2008. During 2007, we recorded $206,000 of straight-line rental income from SHG and expect to record $530,000 of straight-line rental income from SHG in 2008. At December 31, 2007, the straight-line rent receivable from SHG was $1,502,000.

Director Independence

        The provisions of our Corporate Governance Policies regarding director independence meet the listing standards of the NYSE. Our Corporate Governance Policies provide that:

  •
  A director who is, or has been within the last three years, an employee of LTC, or whose immediate family member is, or has been within the last three years an executive officer of LTC may not be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

  •
  A director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from LTC, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee of LTC will not be considered in determining independence under this test.

  •
  A director who is, or whose immediate family member is, a current partner of a firm that is LTC's external auditor; a director who is a current employee of such a firm; a director who has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or a director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on LTC's audit within that time may not be deemed independent.

  •
  A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of LTC's present executive officers at the time serves or served on that company's compensation committee may not be deemed independent.

  •
  A director who is a current employee or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, LTC for property or services in an amount which, in any of the last three years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, may not be deemed independent.

        For purposes of these guidelines, the terms:

  •
  "affiliate" means any consolidated subsidiary of LTC and any other company or entity that controls, is controlled by or is under common control with LTC, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;

  •
  "executive officer" means an "officer" within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934; and

  •
  "immediate family" means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person's home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

        Pursuant to our Corporate Governance Policies on Director Independence, the Board undertook its annual review of director independence in 2007. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and our company and its subsidiaries and affiliates, including those within the scope of "Transactions with Related Persons" above. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

        The Board has affirmatively determined that each of the current directors standing is independent within the meaning of our director independence standards, which reflect the NYSE director independence standards, except for Mr. Dimitriadis and Ms. Simpson. Mr. Dimitriadis and Ms. Simpson are considered inside directors because of their employment as senior executives of our company. In determining that each of the other directors is independent, the Board considered the following relationship, which it determined was immaterial to the director's independence. The Board considered that our company owns Senior Subordinated Notes issued by Skilled Healthcare Group, Inc., a company at which Boyd W. Hendrickson, one of our independent directors, serves as the chief executive officer. During 2007 Skilled Healthcare Group, Inc. (or SHG) purchased the assets of one of our operators and now operates skilled nursing properties under a master lease with us. The payments received from SHG did not exceed either $1 million or 2% of SHG's consolidated gross revenues. Mr. Hendrickson does not have a direct material interest in these transactions and his only interest arises solely from his position as Chief Executive Officer. The Board determined that this relationship did not impair Mr. Hendrickson's independence.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        Ernst & Young LLP audited our financial statements for the years ended December 31, 2007 and 2006 and have been our auditors since our organization in May 1992. Fees for the years ended December 31, 2007 and 2006 were:

	2007	2006
Audit Fees	$378,600	$357,650
Audit-Related Fees	1,500	11,407
Tax Fees	50,600	195,107
All Other Fees	—	—

Audit Fees

        For 2007 and 2006, these fees represent aggregate fees billed for professional services rendered for the audit of our annual financial statements and internal control over financial reporting and the review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

        These fees represent aggregate fees billed for consulting on various technical issues in 2007 and 2006. These services are reasonably related to the performance of the audit of our annual financial statements for 2007 and 2006.

Tax Fees

        These fees represent aggregate fees billed for services rendered for tax compliance and consultation, including REIT qualification matters during 2007 and 2006.

        All audit, audit related and tax services were pre-approved by the Audit Committee. On an annual basis the Audit Committee pre-approves specifically described audit, audit-related and tax services to be performed by Ernst & Young LLP. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve non-audit services to be performed by Ernst & Young LLP, provided that the Chair shall report any decision to pre-approve such non-audit services to the full Audit Committee at its next regular meeting.

        In accordance with Section III, Item 6 of the Audit Committee Charter, the Audit Committee reviewed the effectiveness of Ernst & Young LLP's audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services provided. The Audit Committee concluded that the provision of the non-audit services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee Report of LTC Properties, Inc. (or company) shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Audit Committee of the Board of Directors is comprised of three independent directors as determined by the Board within the meaning of the New York Stock Exchange listing standards and operates under a written charter adopted by the Board.

        The Audit Committee has direct oversight of all compliance related to financial matters, Securities and Exchange Commission reporting and auditing. Additionally, it is the Audit Committee's duty to review annually the Audit Committee Charter and recommend any changes to the Board.

        The Audit Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the company's financial statements, the company's financial reporting process and the independence and performance of the independent registered public accounting firm. It is the responsibility of executive management of the company to prepare financial statements in accordance with generally accepted accounting principles and of the company's independent registered public accounting firm to audit those financial statements. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate and retain, approve significant non-audit services, confirm the independence of the independent registered public accounting firm and, where appropriate, replace the independent registered public accounting firm. Additionally, the Audit Committee determines the extent of funding that the company must provide to it.

        Management is responsible for the company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP, the company's independent registered public accounting firm. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        In addition, the Audit Committee has received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, from Ernst & Young LLP and has discussed with Ernst & Young LLP its independence from the company and its management. Further, the Audit Committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining its independence.

        Further, the Audit Committee periodically meets with Ernst & Young LLP, without management present, to discuss the results of their examinations, the evaluations of the company's internal controls and the overall quality of the company's financial reporting.

        During the past year, the Audit Committee met with Ernst & Young LLP eight times in total and without management present three times.

        Based on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the company's 2007 Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee

Edmund C. King, Chair Boyd W. Hendrickson and Timothy J. Triche, M.D.

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2009 Annual Meeting must be received by us for inclusion in our proxy statement by December 30, 2008. To assure that a stockholder's proposal is included in the proxy statement, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals. Stockholder proposals received after December 30, 2008 will be considered untimely.

        Matters may be brought before the meeting by stockholders only if notice is delivered to our principal executive offices not less than 60 days nor more than 150 days prior to the anniversary of the 2008 Annual Meeting of Stockholders. Each such stockholder notice shall set forth (i) as to each matter the stockholder proposes to bring before the 2009 Annual Meeting, (a) a brief description of the matter desired to be brought before the 2009 Annual Meeting and the reasons for bringing such matter before the 2009 Annual Meeting and (b) any material interest of the stockholder in such matter; and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our books, of such stockholder and any other stockholders known by such stockholder to be supporting the bringing of such matter before the 2009 Annual Meeting as of the date of such stockholder notice and (b) the class and number of shares of our capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholder known by such stockholder to be supporting the bringing of such matter before the 2009 Annual Meeting as of the date of such stockholder notice.

OTHER MATTERS

        The cost of the solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors and officers, without receiving any additional compensation, may solicit proxies personally, by telephone, by facsimile or electronically. We will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of common shares and will reimburse them for their expenses in doing so. We have retained the services of Georgeson Shareholder, Inc. for a fee of $7,500 plus out-of-pocket expenses, to assist in the solicitation of proxies.

        WE WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT AND/OR OUR FORM 10-K (WITHOUT APPENDICES) FOR THE YEAR ENDED DECEMBER 31, 2007 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY, AT 31365 OAK CREST DRIVE, SUITE 200, WESTLAKE VILLAGE, CA 91361

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

PAMELA J. SHELLEY-KESSLER
Westlake Village, California April 29, 2008	Senior Vice President, Chief Financial Officer and Corporate Secretary

Appendix A

THE 2008 EQUITY PARTICIPATION PLAN
OF
LTC PROPERTIES, INC.

        LTC Properties, Inc., a Maryland corporation, has adopted The 2008 Equity Participation Plan of LTC Properties, Inc. (the "Plan"), effective             , 2008, for the benefit of its eligible employees, consultants and directors.

        The purposes of the Plan are as follows:

        (1)   To provide an additional incentive for Independent Directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success;

        (2)   To enable the Company to obtain and retain the services of Independent Directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company; and

        (3)   To encourage participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and align the economic interests of the participants with those of the stockholders.

ARTICLE I.
DEFINITIONS

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

        "Administrator" shall mean the party that conducts the general administration of the Plan as provided in Article XI. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee, unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.2.

        "Award" shall mean an Option, Restricted Stock, a Performance Award, Dividend Equivalents, Deferred Stock, Stock Payment or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

        "Award Agreement" shall mean a written agreement executed by an authorized director or officer of the Company and the Holder which contains such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        "Award Limit" shall mean two hundred thousand (200,000) shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

        "Board" shall mean the Board of Directors of the Company.

        "Change in Control" shall mean, unless otherwise defined in an Award Agreement, a change in ownership or control of the Company effected through any of the following transactions:

          (a)   any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) or more of the total combined voting power of the Company's then outstanding securities; or

          (b)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

          (c)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or

          (d)   a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or were nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

        "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

        "Company" shall mean LTC Properties, Inc., a Maryland corporation.

        "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a)   a merger, consolidation or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

          (b)   the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c)   any reverse merger in which the Company is the surviving entity but in which securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

        "Coupled Stock Appreciation Right" shall mean an Award granted under Section 9.2 of the Plan.

        "CSAR" shall mean a Coupled Stock Appreciation Right.

        "Deferred Stock" shall mean Common Stock awarded under Section 8.5 of the Plan.

        "Director" shall mean a member of the Board.

        "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.3 of the Plan.

        "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith through the reasonable application of a reasonable valuation method.

        "Grantee" shall mean an Employee, Independent Director or consultant granted a Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, or Deferred Stock.

        "Holder" shall mean a person who has been granted or awarded an Award.

        "Incentive Stock Option" shall mean an Option that is designated as an Incentive Stock Option by the Committee to the extent such Option complies with the applicable provisions of Section 422 of the Code.

        "Independent Director" shall mean a member of the Board who is not an Employee.

        "Independent Stock Appreciation Right" shall mean an Award granted under Section 9.3 of the Plan.

        "ISAR" shall mean an Independent Stock Appreciation Right.

        "Non-Qualified Stock Option" shall mean an Option that is not designated as an Incentive Stock Option by the Committee, or an Option that is designated as an Incentive Stock Option to the extent such Option does not comply with the provisions of Section 422 of the Code.

        "Option" shall mean an Award granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

        "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

        "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.2 of the Plan.

        "Performance Criteria" shall mean the following business criteria with respect to the Company or any Subsidiary: (i) net income, (ii) performance of investments, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, depreciation or amortization.

        "Plan" shall mean The 2008 Equity Participation Plan of LTC Properties, Inc., as set forth herein and as amended from time to time.

        "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

        "Restricted Stockholder" shall mean an Employee, Independent Director or consultant granted an Award of Restricted Stock under Article VII of the Plan.

        "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, amended from time to time.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Stock Appreciation Right" shall mean an Award granted under Article IX of the Plan.

        "Stock Payment" shall mean an Award granted under Section 8.4 of the Plan.

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Termination of Consultancy" shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

        "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where there is a simultaneous commencement of employment or establishment of a consulting relationship with the Company or any Subsidiary. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

        "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

ARTICLE II.
SHARES SUBJECT TO PLAN AND OTHER LIMITATIONS

        2.1.    Aggregate Limit on Shares Subject to Plan and Individual Award Limits.

          (a)   The shares of stock subject to Awards shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or in connection with any other Awards shall not exceed Six Hundred Thousand (600,000). The shares of Common Stock issuable upon exercise of Options or in connection with any other Awards may be previously authorized but unissued shares.

          (b)   The Administrator may not grant to any individual in any calendar year Stock Options, Restricted Stock, Independent Stock Appreciation Rights, Performance Awards, Stock Payments and Deferred Stock representing in the aggregate a number of Shares in excess of the Award Limit. For this purpose, a Performance Award payable in cash shall represent a number of Shares equal to the amount of such cash divided by the Fair Market Value of a share of Common Stock on the date the Performance Award is granted. The Administrator may not grant to any individual in any calendar year Divided Equivalents in excess of the aggregate number of Stock Appreciation Rights, Deferred Stock Awards and Performance Awards payable in shares of Common Stock granted to such individual in such calendar year. The Administrator may not grant to any individual in any calendar year Coupled Stock Appreciation Rights in excess of the Options granted to such individual in such calendar year.

        2.2.    Add-back of Options and Other Rights.    If any Award expires, is forfeited or is canceled without having been fully exercised or without having become fully vested, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Award as to which such Award was not exercised, was forfeited, was cancelled, or was exercised in cash may again be subject to an Award, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be subject to an Award, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be subject to an Award, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause Incentive Stock Options to fail to qualify as an incentive stock options under Section 422 of the Code.

ARTICLE III.
GRANTING OF AWARDS

        3.1    Award Agreement.    Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        3.2    Consideration.    In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

        3.3    At-Will Employment.    Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

        4.1.    Eligibility.    Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted Options. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 4.5 and 4.6. An Option shall give the Optionee the right to purchase shares of Common Stock under the terms and conditions set forth in the Award Agreement applicable to the Option.

        4.2.    Disqualification for Stock Ownership.    No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        4.3.    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee.

        4.4.    Granting of Options to Employees and Consultants.

          (a)   The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

            (i)    Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

            (ii)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

            (iii)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

            (iv)  Determine the terms and conditions of such Options, consistent with the Plan.

          (b)   Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, and consistent with applicable law require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options or any other Awards or rights which have been previously granted to him/her under the Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other Award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other Award. Notwithstanding the foregoing, the Committee shall not have authority to reprice Options in accordance with this Section 4.4(b) without first obtaining stockholder approval for such repricing and the grant of an Option described in the previous sentence may not result in the imposition on the Optionee of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

          (c)   Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code, provided that no such modification may result in the imposition on the Optionee of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

        4.5.    Granting of Options to Independent Directors.    The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent Directors, if any, should, in its opinion, be granted Non-Qualified Stock Options, (ii) subject to the Award Limit, determine the number of number of shares to be subject to such Options, and (iii) the terms and conditions of such Options, consistent with the Plan.

        4.6.    Options in Lieu of Cash Compensation.    Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

        5.1    Option Price.    The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and provided further that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

        5.2    Option Term.    The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from such date if the Option is an Incentive Stock Option granted to an individual then owning (directly and through application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee or amend any other term or condition of such Option relating to such a termination. Notwithstanding the foregoing, the Committee may not extend the term of any outstanding Option beyond the earlier of (1) the original expiration date of the Option and (2) the ten-year anniversary of the grant date of the Option.

        5.3    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee in its sole and absolute discretion and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

          (b)   No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

          (c)   To the extent that the aggregate Fair Market Value of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such Common Stock is granted.

          (d)   Unless otherwise provided in an Award Agreement, Options shall become fully vested as of the date of a Change in Control.

        5.4    Terms of Options Granted to Independent Directors.    The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Subject to Section 6.6, each Option granted to an Independent Director pursuant to Section 4.5 shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of grant, shall become fully vested as of the date of a Change in Control and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director's Termination of Directorship for any reason.

ARTICLE VI.
EXERCISE OF OPTIONS

        6.1.    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        6.2.    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his/her office:

          (a)   A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons (other than the Optionee), who have been transferred an Option pursuant to Section 12.1, appropriate proof of the right of such person or persons to exercise the Option; and

          (d)   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the excess of the aggregate exercise price of the Option or exercised portion thereof over the Option price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer who in turn will sell the shares and pay the Option price in cash to the Company from the sale proceeds; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii), and (iii).

        6.3.    Conditions to Issuance of Stock Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b)   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e)   The receipt by the Company of full payment for such shares, including payment of any applicable tax withholdings, which in the discretion of the Administrator may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

        6.4.    Rights as Stockholders.    Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

        6.5.    Ownership and Transfer Restrictions.    The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

        6.6.    Additional Limitations on Exercise of Options.    Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

        7.1.    Eligibility.    Subject to the Award Limit, shares of Restricted Stock may be awarded to any Employee or consultant selected by the Committee pursuant to Section 7.2 or any Independent Director who the Board determines should receive such an Award.

        7.2.    Award of Restricted Stock.

          (a)   The Administrator may from time to time, in its absolute discretion:

            (i)    Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

            (ii)   Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock.

          (c)   Upon the selection of a key Employee, Independent Director or consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        7.3.    Rights as Stockholders.    Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his/her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator and as set forth in the Award Agreement, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4 or such other restrictions as may be determined by the Administrator.

        7.4.    Restriction.    All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Award Agreement, be subject to such terms, conditions and restrictions as the Administrator shall provide, which restrictions may include, without limitation, forfeiture of such shares in the event of termination of employment prior to completion of a term of service and restrictions concerning voting rights and transferability, Company performance and individual performance and satisfaction of one or more Performance Criteria; provided, however, that, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Award Agreement. Unless otherwise provided in the Award Agreement, all of the restrictions imposed on an Award of Restricted Stock shall lapse upon the occurrence of a Change in Control. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions; provided, however, that unless otherwise provided by the Administrator in the Restricted Stock Award Agreement, such rights shall not lapse in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control or because of the Restricted Stockholder's death or disability.

        7.5.    Repurchase of Restricted Stock.    The Administrator shall provide in the terms of each individual Restricted Stock Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship without cause or following a Change in Control or because of the Restricted Stockholder's retirement, death, disability or otherwise.

        7.6.    Escrow.    Unless otherwise determined by the Administrator, the Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Award Agreement with respect to the shares evidenced by such certificate terminate, expire or have been removed.

        7.7.    Legend.    In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, such legend or legends shall make appropriate reference to the conditions imposed thereby.

        7.8.    Section 83(b) Election.    If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

        7.9.    Restricted Stock in Lieu of Cash Compensation.    Restricted Stock may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE VIII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
STOCK PAYMENTS

        8.1.    Eligibility.    Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, Awards of Deferred Stock, and/or Stock Payments may be granted to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

        8.2.    Performance Awards.    Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted one or more Performance Awards. A Performance Award represents the right to receive a payment subject to satisfaction of any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or consultant.

        8.3.    Dividend Equivalents.    Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted Dividend Equivalents. A Dividend Equivalent represents the right to receive payments in the amount of the dividend on a share of Common Stock. Dividend Equivalents shall be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, provided that in no event may the payment of such cash or additional shares of Common Stock be contingent upon a Holder's exercise of an Option or Stock Appreciation Right.

        8.4.    Stock Payments.    Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may receive Stock Payments in the manner determined from time to time by the Administrator. A Stock Payment represents the right to receive one share of Common Stock. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

        8.5.    Deferred Stock.    Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted an Award of Deferred Stock in the manner determined from time to time by the Administrator. Deferred Stock represents the right to receive one share of Common Stock in the future. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the satisfaction of Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or satisfaction of Performance Criteria or other specific performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

        8.6.    Term.    The term of a Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall be set by the Administrator.

        8.7.    Exercise or Purchase Price.    The Administrator may establish the exercise or purchase price, if any, of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment.

        8.8.    Exercise Upon Termination of Employment, Termination of Directorship or Termination of Consultancy.    A Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Independent Director or consultant; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, Award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control.

        8.9.    Payment on Exercise.    Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

        8.10.    Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment in Lieu of Cash Compensation.    Performance Awards, Dividend Equivalents, Deferred Stock and/or Stock Payments may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

        8.11.    Section 409A Compliance.    The Common Stock or cash payment distributable to a Holder pursuant to a Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall be distributed to the Holder no later than 2 1/2 months following the end of the calendar year in which the Award vests or on a specified date or schedule or other distribution event permitted under Section 409A of the Code, in each case as set forth in the applicable Award Agreement.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

        9.1.    Grant of Stock Appreciation Rights.    A Stock Appreciation Right entitles the Holder to a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock underlying the Stock Appreciation Right as of the date the Award is exercised over such Fair Market Value as of the date the Award is granted. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee or any Independent Director selected by the Board. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option or (ii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Stock Appreciation Rights or any other Awards or rights which have been previously granted to him/her under the Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of such surrendered Stock Appreciation Right or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Stock Appreciation Right or other Award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period, or any other term or condition of such surrendered Stock Appreciation Right or other Award. Notwithstanding the foregoing, the Committee shall not have authority to reprice Stock Appreciation Rights in accordance with this Section 9.1 without first obtaining stockholder approval for such repricing and the grant of a Stock Appreciation Right described in the previous sentence may not result in the imposition on the Holder of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

        9.2.    Coupled Stock Appreciation Rights.

          (a)   A CSAR is a Stock Appreciation Right that is related to a particular Option and is exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the exercise price of the CSAR from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

        9.3.    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right (ISAR) is a Stock Appreciation Right that is unrelated to any Option. ISARs shall have terms set by the Administrator and shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that the term of an ISAR shall not be more than ten years from the date the ISAR is granted. An ISAR is exercisable only while the Grantee is an Employee, Independent Director or consultant; provided that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control, or because of the Grantee's retirement, death or disability, or otherwise, and provided further, that unless otherwise provided in the Award Agreement, ISARs shall become fully vested as of the date of a Change in Control. Notwithstanding the foregoing, the Administrator may not extend the term of any outstanding ISAR beyond the earlier of (1) the original expiration date of the ISAR and (2) the ten-year anniversary of the grant date of the ISAR.

          (b)   An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

        9.4.    Payment and Limitations on Exercise.

          (a)   Payment of the amount determined under Sections 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b)   Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.
SECTION 162(M) PERFORMANCE BASED COMPENSATION

        10.1.    General Requirements.    To the extent that a Performance Award, a Stock Payment or an Award of Restricted Stock or Deferred Stock is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, such Award must (1) be granted by the Committee, (2) be earned based on the achievement over a performance period established by the Committee of objective performance goals as are established by the Committee no later than 90 days after the commencement of the performance period and not after 25% of the performance period has elapsed and (3) be paid only after the Committee has certified, after the completion of the performance period, that the performance goals have been met. To the extent that an Award of Options or Stock Appreciation Rights is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, such Award must be granted by the Committee.

        10.2.    Performance Goals.    The objective performance goals shall be stated as specific amounts of, or specific changes in, one or more of the Performance Criteria. The objective performance goals need not be the same for different performance periods and for any performance period may be stated: (a) on an absolute basis or relative to the performance of other companies or of a specified index or indices, or be based on any combination of the foregoing and (b) separately for one or more of the Holders, collectively for the entire group of Holders, or in any combination of the two.

        10.3.    Committee Requirements.    Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of, the level of actual achievement of the specified performance goals relating to any Performance Award, a Stock Payment or an Award of Restricted Stock or Deferred Stock intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, and the amount of any such final Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award that the performance objectives relating to the such Award and other material terms of such Award upon which settlement of the Award was conditioned have been satisfied.

ARTICLE XI.
ADMINISTRATION

        11.1.    Compensation Committee.    The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        11.2.    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3, Section 162(m) or other applicable law (including stock exchange rules), are required to be determined in the sole discretion of the Committee.

        11.3.    Compensation; Professional Assistance; Good Faith Actions.    Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

        12.1.    Not Transferable.    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him/her under the Plan. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his/her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        12.2.    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder materially impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a)   The expiration of ten years from the date the Plan is adopted by the Board; or

          (b)   The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 12.4.

        12.3.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

          (a)   Subject to Section 12.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

            (i)    the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

            (ii)   the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

            (iii)  the grant or exercise price with respect to any Award.

          (b)   Subject to Sections 12.3(b)(vii) and 12.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

            (ii)   To provide that the Award cannot vest, be exercised or become payable after such event;

            (iii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Articles V, VII, VIII or IX or (ii) the provisions of such Award;

            (iv)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (v)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

            (vi)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

            (vii) None of the foregoing discretionary actions taken under this Section 12.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 12.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 12.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

          (c)   Subject to Section 12.3(d) and 12.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d)   No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would result in the imposition on any Holder of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

        12.4.    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

        12.5.    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

        12.6.    Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

        12.7.    Limitations Applicable to Section 16 Persons and Performance-Based Compensation.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        12.8.    Effect of Plan Upon Options and Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or Awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        12.9.    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        12.10.    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        12.11.    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

PROXY

LTC PROPERTIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 10, 2008

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on June 10, 2008, each dated April 29, 2008, and revoking all prior proxies, hereby appoints: Andre C. Dimitriadis and Wendy L. Simpson, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Properties, Inc. to be held at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362, on Tuesday, June 10, 2008 at 10:00 A.M., or any adjournments or postponements thereof, as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

LTC PROPERTIES, INC.

June 10, 2008

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20533000000000000000 4                                                           061008

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" ALL OF THE FOLLOWING:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of Directors: Five directors will be elected to hold office until the 2009 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

NOMINEES:
☐	FOR ALL NOMINEES	( )	Andre C. Dimitriadis
		( )	Boyd W. Hendrickson
☐	WITHHOLD AUTHORITY	( )	Edmund C. King
	FOR ALL NOMINEES	( )	Wendy L. Simpson
		( )	Timothy J. Triche, M.D.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

	FOR	AGAINST	ABSTAIN
2. Approval of the Company's 2008 Equity Participation Plan.	☐	☐	☐
3. Ratification of the Company's Independent Auditors.	☐	☐	☐

In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted in accordance with the Directors' recommendations.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

TABLE OF CONTENTS
LTC PROPERTIES, INC.
PROXY STATEMENT
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
  Appendix A
THE 2008 EQUITY PARTICIPATION PLAN OF LTC PROPERTIES, INC.
ARTICLE I. DEFINITIONS
ARTICLE II. SHARES SUBJECT TO PLAN AND OTHER LIMITATIONS
ARTICLE III. GRANTING OF AWARDS
ARTICLE IV. GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND INDEPENDENT DIRECTORS
ARTICLE V. TERMS OF OPTIONS
ARTICLE VI. EXERCISE OF OPTIONS
ARTICLE VII. AWARD OF RESTRICTED STOCK
ARTICLE VIII. PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS
ARTICLE IX. STOCK APPRECIATION RIGHTS
ARTICLE X. SECTION 162(M) PERFORMANCE BASED COMPENSATION
ARTICLE XI. ADMINISTRATION
ARTICLE XII. MISCELLANEOUS PROVISIONS